As filed with the U.S. Securities and Exchange Commission on March 2, 2026

Securities Act File No. 033-52272

Investment Company Act File No. 811-07170

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 123	☒

AND

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 132

TCW FUNDS, INC.

(Exact Name of Registrant as Specified in its Charter)

515 South Flower Street
Los Angeles, CA 90071

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (213) 244-0000

Peter Davidson, Esq.

Vice President and Secretary

515 South Flower Street,

Los Angeles, CA 90071

(Name and address of agent for service)

With a copy to:

Brian McCabe

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)
☐	on [date] pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates only to the ETF Class shares of each of TCW Concentrated Large Cap Growth Fund and TCW Relative Value Large Cap Fund, each a series of the Registrant.

SUBJECT TO COMPLETION, DATED MARCH 2, 2026

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus

[  ], 2026

TCW Funds

U.S. Equity Funds

TCW Concentrated Large Cap Growth Fund
ETF Class: [ ]

TCW Relative Value Large Cap Fund
ETF Class: [ ]

This Prospectus provides important information about the ETF Class shares of each of TCW Concentrated Large Cap Growth Fund and TCW Relative Value Large Cap Fund (each a **"Fund"** and collectively, the **"Funds"**), each a series of TCW Funds, Inc. The Funds have different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

Fund Summaries

TCW Concentrated Large Cap Growth Fund

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell ETF Class shares of the Fund. You may also incur brokerage commissions when buying or selling ETF Class shares of the Fund, which are not reflected in the table below.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

ETF Class
Management Fees	[ ]%
Distribution and/or Service (12b-1) Fees	[ ]%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
[Fee Waiver and/or Expense Reimbursement[2]	[ ]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[ ]%]

[1]	Because ETF Class shares of the Fund are new, “Other Expenses” are estimated amounts for the current fiscal year based on the expenses of Class [ ] shares of the Fund. Other expenses includes payments that the Fund is authorized to make to compensate broker-dealers and other third-party intermediaries up to [ ]% ([ ] basis points) of the ETF Class assets serviced by those intermediaries for shareholder services.
[2]	[The Fund’s investment advisor, TCW Investment Management Company LLC (the “Advisor”), has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to [ ]% of average daily net assets with respect to ETF Class shares. The Advisor may recoup reduced fees and expenses within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contractual fee waiver/expense reimbursement will remain in place through [ ] and before that date, the Advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.]

Example

This example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses with respect to ETF Class shares remain the same. The example further assumes that your ETF Class shares are bought and sold at NAV, which does not reflect any premium or discount at which ETF Class shares may be bought and sold on [  ]. [The cost of investing in ETF Class shares of the Fund reflects the net expenses of the Fund’s ETF Class shares that result from the contractual expense limitation in the first year only (through [  ]).] Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
ETF Class	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.69% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in a concentrated portfolio of equity securities of large-capitalization companies (i.e., companies with market capitalizations, at the time of acquisition, within the capitalization range of the Russell 1000® Growth Index). As of December 31, 2025, the market capitalization of companies included in the Russell 1000® Growth Index was between $1.6 billion and $4.5 trillion. If the

1

Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depositary Receipts (“ADRs”); equity securities of real estate investment trusts (“REITs”) and real estate companies; and other securities with equity characteristics. While the Fund invests primarily in equity securities of large-capitalization companies, it may also invest in equity securities of mid-capitalization companies.

The portfolio managers use a highly focused approach, which seeks to achieve superior long-term returns over a full market cycle by owning shares of companies that the portfolio managers believe to have strong and enduring business models and inherent advantages over their competitors. In selecting the Fund’s investments, the portfolio managers consider the extent to which businesses have leaders who prudently manage financially material risks to their business and demonstrate appropriate corporate governance in the management of their business. Fundamental research is used to identify these companies, as well as both qualitative and quantitative screening criteria to supplement the fundamental research.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

The Fund’s ETF Class operates as an actively managed exchange-traded fund.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. The market prices of ETF Class shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for ETF Class shares on the [  ]. The Advisor cannot predict whether the ETF Class Shares will trade below, at or above the NAV of the ETF Class shares of a Fund. You can lose money by investing in the Fund.

The principal risks of the Fund are:

●	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

●	ETF structure risk: the Fund’s ETF Class shares operate as exchange-traded funds and are subject to special risks, including:

●	Not Individually Redeemable: ETF Class shares are not individually redeemable by retail investors and may be redeemed from the Fund only by authorized participants (“Authorized Participants”) at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

●	Trading Issues: an active trading market for the Fund’s ETF Class shares may not be developed or maintained. Trading in shares on the [ ] may be halted due to market conditions or for reasons that, in the view of the [ ], make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the [ ]. If the Fund’s ETF Class shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s ETF Class shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may be bought or sold at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

2

●	Market Price Variance Risk: the market price of the Fund’s ETF Class shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may be bought or sold at a discount to NAV.

●	Market Trading Risk: the Fund’s ETF Class shares face numerous market trading risks, including the potential lack of an active market for ETF Class shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s ETF Class shares trading at a premium or discount to NAV. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

●	Fluctuation of Net Asset Value Risk: The NAV of the Fund’s ETF Class shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s ETF Class shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s ETF Class shares on the [ ]. The Advisor cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s ETF Class shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

●	Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund’s ETF Class shares and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund ETF Class shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

●	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

●	market and geopolitical events risk: the risk that the increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

●	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

●	large-capitalization company risk: the risk that securities of large-capitalization companies may underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion, which may increase the risk of loss to the Fund.

●	mid-capitalization company risk: the risk that mid-capitalization companies may have more volatile stock performance than large capitalization companies and are more likely to experience business failures, which may increase the risk of loss to the Fund.

●	growth investing risk: the risk of investing in growth stocks, which may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. The growth investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Growth-oriented funds typically underperform when value investing is in favor.

3

●	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

●	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

●	information technology sector risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the information technology sector and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying sectors. Companies in the information technology sector may be affected by the overall economic conditions as well as by factors particular to the information technology sector, including intense competition, short product cycle, rapid product obsolescence, possible loss or impairment of intellectual property rights, and changes in government regulations.

●	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

●	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio manager’s choice of securities.

●	cybersecurity risk: the risk that, with the increased use of technology to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

●	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.
●	REIT and real estate company risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the real estate industry and/or the local or regional real estate markets and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying industries and sectors. REITs and real estate companies may be negatively impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry as well as factors that specifically relate to the structure and operations of REITs and real estate companies, including heavy cash flow dependency, self-liquidation, the possibility of failing to qualify for tax-free “pass-through” of income under the federal tax law and the use of leverage.

●	concentration risk: although the Fund technically remains a diversified fund, the relative increase in the market value of certain holdings has made the Fund’s portfolio sufficiently concentrated that investors in the Fund are now subject to similar risks as investing in a non-diversified fund. Non-diversification risk is the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers. There can be no assurances as to when or whether the Fund will become less concentrated.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. Because the ETF Class has not commenced operations as of the date of this prospectus, the bar chart shows performance for the Fund’s Class I shares and the table shows annual total returns for the Fund’s Class I and Class N shares. Because the Fund’s Class I-3 shares recently commenced operations, they do not have one full calendar year of performance and are therefore not included in the bar chart or table below. Each of Class I, Class N and Class I-3 is a mutual fund class of shares of the Fund and is not offered in this Prospectus. Class I and Class N shares would have substantially similar annual returns to ETF Class shares because the shares are invested in the same portfolio of securities and the annual returns at NAV (assuming ETF Class shares are bought and sold without any premium or discount) would differ only to the extent that Class I and Class N shares do not have the same expenses as ETF Class shares. Performance information for ETF Class shares will be provided after such shares have one full calendar year of performance.

4

The bar chart below shows how the investment results of the Fund’s Class I shares have varied from year to year and the table below shows how the average annual total returns of the Fund’s Class I and Class N shares for various periods compare with the Fund’s primary and secondary benchmark indexes. Before February 28, 2025, the Fund was managed with a different principal investment strategy and may have achieved different performance results under its current principal investment strategy from the performance shown for periods before that date. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	30.88%	(quarter ended 6/30/2020)
Lowest	-22.85%	(quarter ended 6/30/2022)

Average Annual Total Returns1

(For the period ended December 31, 2025)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	10.84%	10.89%	14.77%
- After taxes on distributions	7.91%	7.53%	11.49%
- After taxes on distributions and sale of fund shares	8.54%	7.98%	11.28%
N – Before taxes	10.73%	10.75%	14.56%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	17.88%	14.42%	14.82%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[3]	18.56%	15.32%	18.13%

[1]	Class I-3 shares of the Fund have an inception date of August 25, 2025, and therefore do not have a full year of performance history as of the date of this Prospectus.
[2]	The Fund has adopted this broad-based index as its primary benchmark index in response to regulatory requirements.
[3]	The Russell 1000® Growth Index, the Fund’s secondary benchmark index, measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After-tax returns are shown for only one class of shares and after-tax returns for the other class of shares will vary.

Investment Advisor

TCW Investment Management Company LLC is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Brandon Bond, CFA (Co-Portfolio Manager) (Until December 31, 2026)	3 years (Since February 2023)[1]	Managing Director

Brian McNamara (Co-Portfolio Manager)	1 year (Since October 2024)[2]	Managing Director

Bo Fifer, CFA (Co-Portfolio Manager)	1 year (Since October 2024)	Managing Director

[1]	Brandon Bond has been with the Fund since 2009, first as an Investment Analyst and then as a Portfolio Manager.
[2]	Brian McNamara has been with the Fund since 2012, first as an Investment Analyst and then as a Portfolio Manager.

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page [11] of this Prospectus.

5

TCW Relative Value Large Cap Fund

Investment Objective

The Fund’s investment objective is to seek capital appreciation, with a secondary goal of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell ETF Class shares of the Fund. You may also incur brokerage commissions when buying or selling ETF Class shares of the Fund, which are not reflected in the table below.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

ETF Class
Management Fees	[ ]%
Distribution and/or Service (12b-1) Fees	[ ]%
Other Expenses[1]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
[Fee Waiver and/or Expense Reimbursement[2]	[ ]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[ ]%]

[1]	Because ETF Class shares of the Fund are new, “Other Expenses” are estimated amounts for the current fiscal year based on the expenses of Class [ ] shares of the Fund. Other expenses includes payments that the Fund is authorized to make to compensate broker-dealers and other third-party intermediaries up to [ ]% ([ ] basis points) of the ETF Class assets serviced by those intermediaries for shareholder services.
[2]	[The Fund’s investment advisor, TCW Investment Management Company LLC (the “Advisor”), has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to [ ]% of average daily net assets with respect to ETF Class shares. The Advisor may recoup reduced fees and expenses within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contractual fee waiver/expense reimbursement will remain in place through [ ] and before that date, the Advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.]

Example

This example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund’s ETF Class shares for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses with respect to ETF Class shares remain the same. The example further assumes that your ETF Class shares are bought and sold at NAV, which does not reflect any premium or discount at which ETF Class shares may be bought and sold on [  ]. [The cost of investing in ETF Class shares of the Fund reflects the net expenses of the Fund’s ETF Class shares that result from the contractual expense limitation in the first year only (through [  ]).] Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
ETF Class	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61.97% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies, meaning those with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell 1000® Index. As of December 31, 2025, the market capitalization of companies included in the Russell 1000® Index was between $1.3 billion and $4.5 trillion. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as

6

convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depositary Receipts (ADRs); and other securities with equity characteristics.

The portfolio managers analyze economic and market conditions and identify securities that the portfolio managers believe will make the best investments in the pursuit of the Fund’s investment objective. In selecting the Fund’s investments, the portfolio managers sometimes consider the extent to which businesses have leaders who prudently manage financially material risks to their business and demonstrate appropriate corporate governance in the management of their business. Additionally, the portfolio managers consider various factors including:

●	a company’s market capitalization;

●	a company’s price-to-book;

●	a company’s price-to-earnings;

●	a company’s price-to-sales;

●	a company’s price-to-cash flow; and/or

●	a company’s dividend yield.

The Fund will invest mostly in companies the portfolio managers believe are “value companies.” In managing the Fund’s investments, the portfolio managers blend a number of investment strategies. The portfolio managers emphasize investing in companies that tend to have one or more characteristics that are lower than the equivalent characteristics for companies in the S&P 500 Index. The portfolio managers seek companies that they believe are neglected or out of favor and whose stock prices are low in relation to current earnings, cash flow, book value and sales and companies that they believe have reasonable prospects for growth even though the expectations for these companies are low and their valuations are temporarily depressed.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

The Fund’s ETF Class operates as an actively managed exchange-traded fund.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. The market prices of ETF Class shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for ETF Class shares on the [  ]. The Advisor cannot predict whether the ETF Class Shares will trade below, at or above the NAV of the ETF Class shares of a Fund. You can lose money by investing in the Fund.

The principal risks of the Fund are:

●	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic and political conditions.

●	ETF structure risk: the Fund’s ETF Class shares operate as exchange-traded funds and are subject to special risks, including:

●	Not Individually Redeemable: ETF Class shares are not individually redeemable by retail investors and may be redeemed from the Fund only by authorized participants (“Authorized Participants”) at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

●	Trading Issues: an active trading market for the Fund’s ETF Class shares may not be developed or maintained. Trading in shares on the [ ] may be halted due to market conditions or for reasons that, in the view of the [ ], make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the [ ]. If the Fund’s ETF Class shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s ETF Class shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may be bought or sold at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

7

●	Market Price Variance Risk: the market price of the Fund’s ETF Class shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may be bought or sold at a discount to NAV.

●	Market Trading Risk: the Fund’s ETF Class shares face numerous market trading risks, including the potential lack of an active market for ETF Class shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s ETF Class shares trading at a premium or discount to NAV. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

●	Fluctuation of Net Asset Value Risk: The NAV of the Fund’s ETF Class shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s ETF Class shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s ETF Class shares on the [ ]. The Advisor cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s ETF Class shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.
●	Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund’s ETF Class shares and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund ETF Class shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

●	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

●	market and geopolitical events risk: the risk that the increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

●	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

●	large-capitalization company risk: the risk that securities of large-capitalization companies may underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion, which may increase the risk of loss to the Fund.

8

●	value investing risk: the risk of investing in undervalued stocks, which may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

●	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

●	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

●	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

●	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

●	cybersecurity risk: the risk that, with the increased use of technology to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

●	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. Because the ETF Class has not commenced operations as of the date of this prospectus, the bar chart shows performance for the Fund’s Class I shares and the table shows annual total returns for the Fund’s Class I and Class N shares. Because the Fund’s Class I-3 shares recently commenced operations, they do not have one full calendar year of performance and are therefore not included in the bar chart or table below. Each of Class I, Class N and Class I-3 is a mutual fund class of shares of the Fund and is not offered in this Prospectus. Class I and Class N shares would have substantially similar annual returns to ETF Class shares because the shares are invested in the same portfolio of securities and the annual returns at NAV (assuming ETF Class shares are bought and sold without any premium or discount) would differ only to the extent that Class I and Class N shares do not have the same expenses as ETF Class shares. Performance information for ETF Class shares will be provided after such shares have one full calendar year of performance.

The bar chart below shows how the investment results of the Fund’s Class I shares have varied from year to year and the table below shows how the average annual total returns of the Fund’s Class I and Class N shares for various periods compare with the Fund’s primary and secondary benchmark indexes. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	20.87%	(quarter ended 12/31/2020)
Lowest	-30.94%	(quarter ended 3/31/2020)

9

Average Annual Total Returns1

(For the period ended December 31, 2025)

Share Class	1 Year	5 Years	10 Years
I – Before taxes	19.32%	14.71%	11.56%
- After taxes on distributions	13.73%	12.24%	8.24%
- After taxes on distributions and sale of fund shares	15.50%	11.52%	8.50%
N – Before taxes	19.23%	14.51%	11.36%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2]	17.88%	14.42%	14.82%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[3]	15.91%	11.33%	10.53%

[1]	Class I-3 shares of the Fund have an inception date of August 25, 2025, and therefore do not have a full year of performance history as of the date of this Prospectus.
[2]	The Fund has adopted this broad-based index as its primary benchmark index in response to regulatory requirements.
[3]	The Russell 1000® Value Index, the Fund’s secondary benchmark index, measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the highest individual federal income tax rates in effect each year and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above, and after-tax returns shown are not relevant if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (IRA). After-tax returns are shown for only one class of shares, and after-tax returns for the other class of shares will vary.

Investment Advisor

TCW Investment Management Company LLC is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Matthew J. Spahn (Co-Portfolio Manager)	22 years	Managing Director

Iman Brivanlou, PhD (Co-Portfolio Manager)	Since October 2024	Managing Director

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page [11] of this Prospectus.

10

Summary of Other Important Information

Regarding Fund Shares

Purchase and Sale of Fund Shares

Each Fund’s ETF Class shares operate as an exchange-traded fund (commonly referred to as an “ETF”). [Except in connection with a shareholder’s conversion of a Fund’s Class I, Class I-3 or Class N shares to ETF Class shares, if such Fund is then offering a conversion privilege,] each Fund will issue ETF Class shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Each Fund will redeem ETF Class shares at NAV only in Creation Units. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual ETF Class shares of the Funds may only be bought and sold in the secondary market through a broker-dealer and are not individually redeemable from the Funds. Because ETF Class shares trade at market prices rather than at NAV, shares may be bought and sold at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Class shares of the Fund (bid) and the lowest price a seller is willing to accept for ETF Class shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information

Dividends and capital gains distributions you receive from a Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Principal Investment Strategies of the Funds

Information about each Fund’s principal investment strategies and investment practices appears in the relevant summary section for each Fund at the beginning of the Prospectus. Both Funds have adopted a policy to invest at least 80% of their net assets, plus any borrowing for investment purposes, in a particular type of security. Each Fund may change its 80% policy upon 60 days’ prior written notice to shareholders.

Principal Risks of the Funds

The Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions TCW Investment Management Company LLC (the “Advisor”) makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment has the potential to earn for you — and the more you can lose. Because the Funds hold securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. The market prices of ETF Class shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for ETF Class shares on the [  ]. The Advisor cannot predict whether the ETF Class Shares will trade below, at or above the NAV of the ETF Class shares of a Fund. Therefore, the value of your investment in a Fund could go down as well as up.

Each Fund may engage in defensive investing, which is a deliberate, temporary shift in portfolio strategy that may be undertaken when markets start behaving in volatile or unusual ways. Each Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers’ acceptances, high-grade commercial paper, repurchase agreements, money market funds and cash. When a Fund has invested defensively in low risk, low return securities, it may not achieve its investment objective. References to minimum credit ratings or quality for securities apply to the time of investment.

Your investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

The following tables summarize the principal risks of investing in each Fund. Your investment may be subject (in varying degrees) to these risks as well as other risks. Each Fund may be more susceptible to some of these risks than others. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

11

U.S. Equity Funds
	TCW Concentrated Large Cap Growth Fund	TCW Relative Value Large Cap Fund
Concentration Risk	✓
Cybersecurity Risk	✓	✓
Equity Risk	✓	✓
ETF Structure Risks	✓	✓
Foreign Investing Risk	✓	✓
Growth Investing Risk	✓
Information Technology Sector Risk	✓
Issuer Risk	✓	✓
Large-Capitalization Company Risk	✓	✓
Liquidity Risk	✓	✓
Market Risk	✓	✓
Market and Geopolitical Events Risk	✓	✓
Mid-Capitalization Company Risk	✓
Portfolio Management Risk	✓	✓
Price Volatility Risk	✓	✓
REIT and Real Estate Company Risk	✓
Securities Selection Risk	✓	✓
Value Investing Risk		✓

Concentration Risk

Although TCW Concentrated Large Cap Growth Fund technically remains a diversified fund, the relative increase in the market value of certain holdings has made the Fund’s portfolio sufficiently concentrated that investors in the Fund are now subject to similar risks as investing in a non-diversified fund. Non-diversification risk is the risk that a fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the fund’s assets may be invested in the securities of a limited number of issuers. There can be no assurances as to when or whether the Fund will become less concentrated.

Cybersecurity Risk

The use of technology is prevalent in the course of business and, as a result, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity could result from intentional or unintentional cyber events from outside threat actors or internal resources that may, among other matters, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking,” malicious software coding, etc.), from multiple sources including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), or cyber extortion including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid or insider actions. In addition, cybersecurity breaches involving a Fund’s third-party service providers (including but not limited to investment advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cybersecurity breaches or extortion of company data. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact these counterparties or issuers and cause the Fund’s investment to lose value.

Cybersecurity failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation;

12

reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to seek to prevent cybersecurity incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and other systems designed to reduce the risks associated with cybersecurity. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may be unknown or emerge in the future. As such, there is no guarantee that these efforts will succeed, especially because the Funds do not directly control the cybersecurity systems of issuers in which the Funds may invest, trading counterparties or third-party service providers to the Funds. These entities may have experienced cybersecurity attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of these attacks will be successful. There is also a risk that cybersecurity breaches may not be detected, or may not be detected for a meaningful period of time. The Funds and their shareholders may suffer losses as a result of a cybersecurity breach related to the Funds, their service providers, trading counterparties or the issuers in which the Funds invest.

Equity Risk

Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Investing Risk

Investments in foreign securities may involve greater risks than investing in U.S. securities.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. U.S. regulators may be unable to enforce a company’s regulatory obligations. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s portfolio.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union (the “EU”) and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

On January 31, 2020, the United Kingdom (“U.K.”) officially withdrew from the EU (a process now commonly referred to as “Brexit”). Certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effects and implications of Brexit. The actual and potential consequences of Brexit, and the associated uncertainty, have adversely affected, and for the foreseeable future may continue to adversely affect, economic and market conditions in the U.K., in the EU and its member states and elsewhere, and may also contribute to uncertainty and instability in global financial markets. This uncertainty may, at any stage, adversely affect a Fund and its investments.

13

Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments. Recently, the Israel-Hamas war and armed conflict among other militant groups in the Middle East have resulted in significant loss of life and increased volatility in the region. The ongoing conflicts between Israel, Hamas and other militant groups and the involvement of the United States and other countries could present material uncertainty and risk with respect to a Fund’s performance and ability to achieve its investment objective. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets and individual securities globally, which could negatively affect the value and liquidity of a Fund’s investments.

Furthermore, the current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China, Mexico, and Canada, among others. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to a Fund, regardless of whether the Fund invests directly in foreign securities.

Growth Investing Risk

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. The growth investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price. Growth-oriented funds typically underperform when value investing is in favor.

Information Technology Sector Risk

Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the information technology sector. Companies in the information technology sector may be affected by the overall economic conditions as well as by factors particular to the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.

Issuer Risk

The value of securities held by a Fund may decline for a number of reasons directly related to an issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods or services. The amount of dividends paid with respect to equity securities, or the ability of an issuer to make payments in connection with debt securities, may decline for reasons that relate to the issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend, or for reasons that relate to the broader financial system. In addition, there may be limited public information available for the Advisor to evaluate foreign issuers.

14

Large-Capitalization Company Risk

The securities of large-capitalization companies may underperform securities of smaller companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Liquidity Risk

A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments.

Furthermore, reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to a Fund’s investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, a Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on Fund performance. These securities may also be difficult to value, and their values may be more volatile because of liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of a Fund’s assets may change over time.

The securities of many of the companies with small- and mid-capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to greater liquidity risk.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. In addition, because economies and financial markets throughout the world are increasingly interconnected, the value and liquidity of a Fund’s investments may be negatively affected by economic, financial or political events or other developments in other countries and regions.

Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country or region might adversely impact a different country or region. Furthermore, the occurrence of severe weather or geological events, fires, floods, earthquakes, climate change or other natural or man-made disasters, outbreaks of disease, epidemics and pandemics, malicious acts, cyber-attacks or terrorist acts, among other events, could adversely impact the performance of a Fund. These events may result in, among other consequences, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by political or economic conditions or events. Moreover, negative political and economic conditions and events could disrupt the processes necessary for the Funds’ operations.

15

●	ETF Structure Risks. Each Fund’s ETF Class shares operate as ETFs and are subject to special risks, including:

●	Not Individually Redeemable. ETF Class shares are not individually redeemable by retail investors and may be redeemed from a Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

●	Trading Issues. An active trading market for a Fund’s ETF Class shares may not be developed or maintained. Trading in ETF Class shares on the [ ] may be halted due to market conditions or for reasons that, in the view of the [ ], make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that ETF Class shares will continue to meet the listing requirements of the [ ]. If a Fund’s ETF Class shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for a Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, ETF Class shares may be bought or sold at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Market Price Variance Risk. The market price of a Fund’s ETF Class shares will fluctuate in response to changes in NAV and supply and demand for ETF Class shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may be bought or sold at a discount to NAV.
●	Market Trading Risk. Each Fund faces numerous market trading risks, including the potential lack of an active market for ETF Class shares of a Fund, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the ETF Class shares of a Fund trading at a premium or discount to NAV. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

●	Fluctuation of Net Asset Value Risk. The NAV of a Fund’s ETF Class shares will generally fluctuate with changes in the market value of a Fund’s holdings. The market prices of a Fund’s ETF Class shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for ETF Class shares of a Fund on [ ]. The Advisor cannot predict whether ETF Class shares of the Fund will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the ETF Class shares of a Fund will be closely related to, but not identical to, the same forces influencing the prices of a Fund’s holdings trading individually or in the aggregate at any point in time.

●	Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. Each Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, ETF Class shares of a Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

16

Market and Geopolitical Events Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, trading and tariff arrangements, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. In addition, the current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China, Mexico, and Canada, among others. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to a Fund, regardless of whether the Fund invests directly in foreign securities. Furthermore, the novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments had severe negative impacts on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Funds. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Mid-Capitalization Company Risk

Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies. Mid-capitalization companies are also generally more likely to experience business failures than large-capitalization companies, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for a Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse business or economic developments.

Portfolio Management Risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that a Fund will achieve its investment objective. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect, and the Advisor may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in a Fund.

Price Volatility Risk

The value of a Fund’s investment portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. The Funds that invest primarily in the equity securities of small- and/or mid-capitalization companies are generally subject to greater price volatility than funds that primarily invest in large companies.

Different parts of the market and different types of securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole.

Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

17

REIT and Real Estate Company Risk

REITs are pooled investment vehicles that typically invest directly in real estate, mortgages and/or loans collateralized by real estate. The value of a Fund’s investments in REITs and real estate companies may generally be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning or environmental laws and regulations and other government actions such as tax increases and reduced funding for schools, parks, garbage collection or other public services; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; and (viii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Real estate companies may own a limited number of properties or concentrate their investments in a particular geographic region, industry or property type and may experience a high volume of defaults within a short period.

REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that a Fund may invest in a real estate company, which purports to be a REIT but fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would not qualify for tax-free “pass-through” of income and would be subject to corporate level taxation, thereby significantly reducing the return to the Fund on its investment in such company. REITs are also subject to heavy cash flow dependency and self-liquidation. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

REITs often do not provide complete tax information to shareholders until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission to extend the deadline for issuance of Forms 1099-DIV to shareholders of the Fund.

Securities Selection Risk

The specific securities held in a Fund’s investment portfolio may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of a portfolio manager’s choice of securities.

Value Investing Risk

Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

Additional Risks

Globalization Risk

The growing inter-relationship of global economies and financial markets has magnified the effect of conditions in one country or region on issuers of securities in a different country or region. In particular, the adoption or prolongation of protectionist trade policies by one or more countries, changes in economic or monetary policy in the United States or abroad, or a slowdown in the United States economy could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging and developing market countries.

Non-Traditional Material Factor Risk

Each Fund’s portfolio managers may evaluate a broad range of fundamental and non-traditional or emergent material factors to make well-informed investment decisions. The portfolio managers will consider non-traditional and emergent factors when evaluating certain investments for which those factors represent a material risk, for example, with respect to investor rights, management independence, product safety, disaster risk, supply chain resilience, environmental and climate risk hazards, and labor relations and the contribution of these factors to the assessment of risk/return. However, there are no universally agreed upon standards for assessing the financial materiality of non-traditional factors. These factors can vary across regions,

18

industries, and time periods, making consistent application challenging. Consequently, different stakeholders may disagree on the evaluation of these identified risk factors for any given company or asset given the absence of generally accepted criteria and inconsistencies in reporting. As a diversified asset manager, the Advisor expects its portfolio managers to consider a broad range of existing and emerging material factors to promote well-informed investment decisions with the goal of improving risk-adjusted returns.

Securities Lending Risk

Each Fund may lend portfolio securities with a value equal to up to 25% of its total assets, including collateral received for securities lent. If a Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing a Fund to lose money.

Multi-Class ETF Fund Structure

The Advisor and TCW Funds, Inc., on behalf of the Funds, have received an exemptive order from the SEC that permits each Fund to offer mutual fund share classes and an exchange-traded share class that operates as an exchange-traded fund (“ETF”) (a “Multi-Class ETF Fund”). Under this structure, the ETF Class shares are listed and traded on a national securities exchange and are generally bought and sold at market-determined prices, whereas the mutual fund share classes are purchased and redeemed at a Multi-Class ETF Fund’s net asset value next determined after receipt of the order.

Due to the structural and operational differences between mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. For additional information regarding these differences, see “Additional Information about ETF Class Shares—Distributions and Taxes” and “Additional Information about ETF Class Shares—Conversions” in this Prospectus and “Shares and Voting Rights” and “Creation and Redemption of Creation Units—Conversions” in the SAI. In addition, because all of the classes of a Multi-Class ETF Fund represent interests in the same portfolio, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of the ETF Class of a Multi-Class ETF Fund (unlike shareholders of a standalone ETF) could experience greater portfolio transaction costs and taxable capital gains distributions as a result of shareholder purchases and redemptions by shareholders of Class I, Class I-3 and Class N, as well as costs due to cash drag associated with a Fund holding the cash necessary to satisfy redemptions of Class I, Class I-3 and Class N shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

A Multi-Class ETF Fund also is required to comply with certain requirements of Rule 6c-11 under the Investment Company Act of 1940, as amended (the “1940 Act”), in order to permit ETF operations, which do not normally apply to a mutual fund. For example, a Multi-Class ETF Fund is required to provide daily transparency of the Fund’s holdings, which has the potential to make the Fund more susceptible to front running than a traditional mutual fund that provides less frequent public disclosure of portfolio holdings. Also, unlike a traditional mutual fund, a Multi-Class ETF Fund may not have the same flexibility to close the Fund to new purchases.

The use of this structure is subject to terms and conditions set forth in the SEC exemptive order that are designed to ensure that the Advisor and the Board consider these potential issues on an initial and ongoing basis. The conditions include that the Board, and a majority of the independent directors, approve (initially, and at least annually thereafter) the operation of a Multi-Class ETF Fund pursuant to a multiple-class plan, finding that the plan is in the best interests of each mutual fund class and the ETF Class individually, and in the best interests of the Multi-Class ETF Fund as a whole. The Advisor shall prepare written reports to assist the Board’s findings that contain information regarding, among other items, the potential and/or observed benefits and costs to each class individually and each Fund as a whole due to the structure, the appropriateness of each Fund’s investment strategy for the structure, and the potential and/or observed material conflicts of interest between the classes and/or material negative consequences resulting from the structure.

19

Management of the Funds

Investment Advisor

The Funds’ investment advisor is TCW Investment Management Company LLC and is headquartered at 515 South Flower Street, Los Angeles, California 90071. The Advisor was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). The Advisor is registered with the Securities and Exchange Commission (the “SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended.

As of December 31, 2025, the Advisor and its affiliated companies, which provide a variety of investment management and investment advisory services, had approximately $206.2 billion in assets under management or committed to management (of which $40.0 billion related specifically to the Advisor).

Portfolio Managers

Certain information about each Fund’s portfolio manager(s) is provided in the Fund Summary for each Fund at the beginning of this Prospectus. Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Fund(s) they manage.

Listed below are the individuals who are primarily responsible for the day-to-day management of each Fund’s portfolio, including a summary of each portfolio manager’s business experience during the past five years. (Positions with TCW and its affiliates may have changed over time.)

TCW Concentrated Large Cap Growth Fund
Brandon Bond, CFA (Co-Portfolio Manager) (Until December 31, 2026)	Managing Director, the Advisor.
Brian McNamara (Co-Portfolio Manager)	Managing Director, the Advisor
Bo Fifer, CFA (Co-Portfolio Manager)	Managing Director, the Advisor

TCW Relative Value Large Cap Fund
Matthew J. Spahn (Co-Portfolio Manager)	Managing Director, the Advisor
Iman Brivanlou, PhD (Co-Portfolio Manager)	Managing Director, the Advisor

Advisory Agreement

TCW Funds, Inc. (the “Corporation”), on behalf of each Fund, and the Advisor have entered into an Investment Advisory and Management Agreement, as amended (the “Advisory Agreement”), under the terms of which the Funds have employed the Advisor to, subject to the direction and supervision of the Board of Directors of the Corporation (the “Board of Directors”), provide investment advisory and management services, including, among others, managing the investment of the assets of each Fund, placing orders for the purchase or sale of portfolio securities for each Fund, administering the day-to-day operations of each Fund, furnishing to the Corporation office space and all necessary office facilities, supplies and equipment, and arranging for officers or employees of the Advisor to serve, without compensation from the Corporation, as officers, directors or employees of the Corporation.

Under the Advisory Agreement, each Fund pays to the Advisor, as compensation for the services rendered, facilities furnished, and expenses paid by it, the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
TCW Concentrated Large Cap Growth Fund	[ ]	%
TCW Relative Value Large Cap Fund	[ ]	%

[Pursuant to an Expense Limitations letter agreement (the “Expense Limitation Agreement”), the Advisor has agreed that in the event the overall operating expenses of the ETF Class shares of a Fund listed below exceed the stated expense limit on an annualized basis, the Advisor shall reduce its advisory fee or reimburse the class or classes of such Fund in respect of such shares for the difference. Each expense limitation does not include any expenses attributable to interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any. This contractual expense limitation will continue through [  ], and before that date, the Advisor may not terminate this arrangement without prior approval of the Board of Directors.

U.S. Equity Funds
TCW Concentrated Large Cap Growth Fund
ETF Class Shares	[ ]	%
TCW Relative Value Large Cap Fund
ETF Class Shares	[ ]	%

20

Any advisory fee reduced or withheld, or expense reimbursement paid, pursuant to the Expense Limitation Agreement will be reimbursed by the appropriate Fund to the Advisor in the first, second or third fiscal year after the fiscal year of the reduction or reimbursement. The Advisor may not receive reimbursement for previous reductions or reimbursements before payment of a Fund’s operating expenses for the current year and cannot cause a Fund to exceed the expense limitation in effect for that Fund (i) at the time the fees and expenses would have been incurred or (ii) at the time the Advisor would recoup that reduction or reimbursement. In addition, any recoupment may not exceed any more restrictive limitation to which the Advisor has agreed.

In addition to the contractual expense limitations listed above that apply to certain Funds, the Advisor has agreed to reduce its investment management fee or to pay the operating expenses of each Fund to limit the Fund’s operating expenses to an amount not to exceed the previous month’s expense ratio average for comparable funds as calculated by Lipper Inc. This expense limitation is voluntary and terminable by either the Advisor or the Board of Directors on six months’ prior notice. This voluntary limitation and the contractual fee waiver and/or expense reimbursement exclude interest, brokerage, extraordinary expenses, and acquired fund fees and expenses, if any.]

A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for each Fund will be contained in the Corporation’s Form N-CSR for the period ended October 31, 2025.

Payments by the Advisor; Distribution

The Advisor pays certain costs of marketing the Funds from legitimate profits from its management fees and other resources available to it. The Advisor may also share with dealers, brokers or other service providers, which may include the Funds’ investment manager on behalf of its separate account clients, (“financial intermediaries”), certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, sub-accounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Funds for these types of or other services.

The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of a Fund on a list of funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interest between an investor and a financial intermediary who is recommending a particular Fund over other funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of a Fund and you should contact your financial intermediary for details about any payments it may receive from the Funds or from the Advisor. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof.

[  ], (the “Distributor”) or its agent distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in ETF Class shares of a Fund. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is [  ].

For more information about payments by the Advisor and distribution, please see the “Distribution of ETF Class Shares” section of the Statement of Additional Information.

[Other Shareholder Servicing Expenses Paid by the Funds

The Funds are authorized to compensate each broker-dealer and other third-party intermediary up to such percentage as approved by the Board of Directors of the assets serviced for a Fund by that intermediary for shareholder services to each Fund and its shareholders invested in the ETF Class. These services constitute sub-recordkeeping or similar services and are similar in scope to services provided by the transfer agent to the Funds. These expenses paid by a Fund would remain subject to any overall expense limitations applicable to that Fund. This amount may be adjusted, subject to approval by the Board of Directors.]

21

Additional Information about ETF Class Shares

Calculation of NAV

Each Fund’s NAV is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the NYSE is open. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The NAV of each Class of a Fund is determined by adding the value of that Class’s securities, cash and other assets, subtracting all expenses and liabilities attributable to that Class, and then dividing by the total number of shares of that Class issued and outstanding ((assets-liabilities)/# of shares = NAV).

The determination of NAV for the Fund for a particular day is applicable to all orders for the purchase or redemption of Creation Units of ETF Class shares received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. A transaction will be priced based on NAV only for purchases or redemptions of Creation Units of ETF Class shares (an option available to Authorized Participants) [or, if a Fund is then offering a conversion privilege, in connection with a shareholder’s conversion of such Fund’s Class I, Class I-3 or Class N shares into the Fund’s ETF Class shares. Such conversions, if then offered by a Fund, may be available only to Class I, Class I-3 or Class N shareholders who hold their mutual fund class shares though an intermediary that has entered into an agreement with the Corporation or its designated agent specifically providing for such exchanges].

Each Fund discloses its NAV on a daily basis. To obtain a Fund’s NAV, please call (800) FUND TCW or visit the TCW Funds, Inc. website at www.TCW.com.

A Fund’s investments for which market quotations are readily available are valued based on market value. Equity securities, including depositary receipts, are valued at the last reported sale price as reported by the stock exchange or pricing service. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. Options on equity securities are valued at the average of the latest bid and ask prices as reported by the stock exchange or pricing service. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued. The daily NAV may not reflect the closing market price for all futures contracts and options held by the Funds because the markets for certain futures contracts and options close shortly after the time the NAV is calculated. The daily NAV also may not reflect prices from after-hours trading. Generally, securities issued by open-end investment companies are valued using their respective net asset values. Securities traded over-the-counter are valued using prices furnished by independent pricing services or by broker dealers.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors has designated the Advisor as the “Valuation Designee” for the purpose of determinations of fair value with respect to the Funds’ portfolio holdings. The Corporation may use the fair value of a security as determined by the Valuation Designee in accordance with procedures approved by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Corporation values its assets would materially affect net asset value. Such situations are particularly relevant for a Fund that holds securities that trade primarily in overseas markets. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that a Fund could obtain if it were to sell the security.

The net asset value of a Fund’s investments in other investment companies will be calculated based upon the net asset value of those investment companies; the offering documents for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

22

Premium/Discount Information

Most investors will buy and sell ETF Class shares of the Funds in secondary market transactions through brokers at market prices and the Funds’ ETF Class shares will trade at market prices. The market price of ETF Class shares of a Fund may be greater than, equal to, or less than the NAV of the Fund’s ETF Class shares. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of ETF Class shares of a Fund.

How to Buy and Sell ETF Class Shares

ETF Class shares of the Funds are listed for trading on the [  ] under the following ticker symbols:

U.S. Equity Funds	Ticker
TCW Concentrated Large Cap Growth Fund – ETF Class shares	[ ]
TCW Relative Value Large Cap Fund – ETF Class shares	[ ]

ETF Class share prices are reported in dollars and cents per share. ETF Class shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and ETF Class shares typically trade in blocks smaller than a Creation Unit. There is no minimum investment required. ETF Class shares may only be purchased and sold on the secondary market when the [  ] is open for trading and are not individually redeemable from the Portfolio. The [  ] is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling ETF Class shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants may acquire ETF Class shares directly from a Fund, and Authorized Participants may tender their ETF Class shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of [  ] shares. Purchases and redemptions directly with a Fund must follow the Fund’s procedures, which are described in the SAI.

Each Fund and/or its ETF Class may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The trading prices of a Fund’s ETF Class shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF Class shares and shares of underlying securities held by the Fund, economic conditions and other factors.

Book Entry

ETF Class shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding ETF Class shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning ETF Class shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all ETF Class shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of ETF Class shares, you are not entitled to receive physical delivery of stock certificates or to have ETF Class shares registered in your name, and you are not considered a registered owner of ETF Class shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of ETF Class Shares

Unlike Class I, Class I-3 and Class N shares of the Funds, ETF Class shares can only be purchased and redeemed directly from the Funds in Creation Units by Authorized Participants, and the vast majority of trading ETF Class shares occurs on the secondary market. Because the secondary market trades do not directly involve a Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of gains or losses. With regard to the purchase or redemption of Creation Units directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its

23

investment objective and could potentially result in increased taxable income in respect of the Fund. However, direct trading by Authorized Participants is critical to ensuring that ETF Class shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Funds impose transaction fees on purchases and redemptions of ETF Class shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Funds have determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s ETF Class shares.

Householding

Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

[Conversions

If a Fund is then offering a conversion privilege, a shareholder holding Class I, Class I-3 or Class N shares of a Fund may convert those shares to ETF Class shares issued by the same Fund only if such shareholder holds their mutual fund class shares though an intermediary that has entered into an agreement with the Corporation or its designated agent specifically providing for such conversions. Shareholders should contact their financial intermediary to determine the eligibility of their account for such a conversion. ETF Class shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to Class I, Class I-3 or Class N shares of the Fund or exchanged for ETF Class shares of another Fund.

In contrast to the Class I, Class I-3 or Class N shares, however, ETF Class shares must be held in a brokerage account. Accordingly, shareholders that hold Class I, Class I-3 or Class N shares in an account directly with a Fund through its transfer agent, or in a brokerage account that only allows the shareholder to hold mutual fund class shares, will need to independently designate an eligible brokerage account for holding the ETF Class shares prior to a conversion. Shareholders that hold Class I, Class I-3 or Class N shares in a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Class shares and should check with their plan sponsor or recordkeeper regarding eligibility.

A conversion from Class I, Class I-3 or Class N shares to ETF Class shares of a Fund will be processed at the relative NAVs of the respective share classes at the time of conversion. Since DTC (or its nominee) serves as the record owner of, and holds legal title to, the ETF Class shares of a Fund and does not support the distribution and transfer of fractional shares, a shareholder will likely be unable to convert all of their Class I, Class I-3 or Class N shares into ETF Class shares. If there are any remaining shares in Class I, Class I-3 or Class N after a conversion, either the Fund or the intermediary may liquidate those remaining full or fractional shares and deliver the proceeds to the shareholder directly or through the shareholder’s financial intermediary. Such liquidation generally will be a taxable event for shareholders who hold Class I, Class I-3 or Class N shares in a taxable account.

Shareholders should contact their financial intermediary to determine whether a conversion or the redemption of remaining shares may be subject to fees and expenses. [The Funds do not impose a transaction fee on conversions but reserve the right to change such policy or to limit, temporarily suspend, or terminate the conversion privilege in the future.]

Investors owning Class I, Class I-3 or Class N shares in an account directly with a Fund through its transfer agent should first contact the Fund’s transfer agent at [(800) 248‑4486] to notify the transfer agent of the proposed conversion and then send a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Fund through a financial intermediary should contact their financial intermediary for information regarding conversions. The length of the conversion process will depend on a shareholder’s financial intermediary, but may take several days from the date of the request. Shareholders will remain fully invested in their Class I, Class I-3 or Class N shares until the conversion process is complete.

A blackout period for conversions into ETF Class shares may be imposed by a Fund around the dates the Fund declares dividends. This may be necessary to accommodate the operational requirements of certain financial intermediaries.]

Creations and Redemptions

Prior to trading in the secondary market, ETF Class shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund’s distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

24

A creation transaction, which is subject to acceptance by the Distributor and the relevant Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, ETF Class shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, ETF Class shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Funds’ SAI.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units with each Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ SAI.

Because new ETF Class shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with ETF Class shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Continuous Offering

The method by which Creation Units of ETF Class shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of ETF Class shares are issued and sold by a Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent ETF Class shares and sells the ETF Class shares directly to customers or if it chooses

25

to couple the creation of a supply of new ETF Class shares with an active selling effort involving solicitation of secondary market demand for ETF Class shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in ETF Class shares, whether or not participating in the distribution of ETF Class shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the ETF Class shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the ETF Class shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Additional Notices

ETF Class shares are not sponsored, endorsed, or promoted by the [  ]. [  ] makes no representation or warranty, express or implied, to the owners of ETF Class shares or to any members of the public. [  ] is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of ETF Class shares to be issued, nor in the determination or calculation of the equation by which the ETF Class shares are redeemable. [  ] has no obligation or liability to owners of ETF Class shares in connection with the administration, marketing, or trading of the ETF Class shares. Without limiting any of the foregoing, in no event shall [  ] have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Distributions and Taxes

ETF Class shares are traded throughout the day in the secondary market on the [  ] on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions.

The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends and distributions are paid separately for each class of shares. Dividends from the net investment income of each Fund will be declared and paid annually. The Funds will distribute any net realized long- or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Shareholders of ETF Class shares of a Fund will generally receive cash distributions one or more business days after the cash payment date for the Fund’s Class I, Class I-3, and Class N shares. The timing difference is due to the exchange-traded structure of the ETF Class shares and applies to all ETFs, regardless of whether they are multi-class ETF funds that also offer mutual fund shares or other mutual fund share classes. After the distribution payments have been received, an ETF Class shareholder may reinvest such amounts in additional whole ETF Class shares automatically only if the broker through whom you purchased shares makes such option available. This is in contrast to the distributions for a mutual fund share class, which may be automatically reinvested in additional mutual fund shares at NAV. An investor will be taxed in the same manner whether you receive your distributions (from investment company taxable income or net capital gains) in cash or reinvest them in additional shares of a Fund.

The Corporation will not make the DTC book-entry dividend reinvestment service available for use by owners of beneficial interest in ETF Class shares (“Beneficial Owners”) for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund’s ETF Class shares through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used,

26

dividend distributions of both income and realized gains will be automatically reinvested in additional whole ETF Class shares issued by the same Fund at NAV per share. Distributions reinvested in additional ETF Class shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

[The overall period between the ex-dividend date and time of reinvestment may equal [four or more business days]. During this period, the amount of an ETF Class shareholder’s distribution will not be invested in the Fund and will be held in a custodial account. Accordingly, such shareholder will not receive income or experience appreciation or depreciation on the amount of the dividend.]

Each Fund has elected, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund is generally not subject to corporate-level U.S. federal income tax on any net ordinary income or capital gains that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in corporate-level taxation and, consequently, a reduction in amounts available for distribution to shareholders.

Distributions of a Fund’s investment company taxable income (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that a Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholders. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar requirements. Dividends received by a Fund from a REIT and from certain foreign corporations generally will not constitute qualified dividend income or be eligible for the corporate dividends-received deduction.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of a Fund.

An additional 3.8% federal tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of

Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

In general, Fund distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the shares’ NAV when you purchased your ETF Class shares).

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

Shareholders who sell ETF Class shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the ETF Class shares, the amount received from the sale, and how long the ETF Class shares were held by a shareholder.

A Fund’s transactions in derivatives (such as futures contracts, swaps and covered call options) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

The Funds will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any ETF Class shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the Internal Revenue Service (“IRS”) for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

27

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the Funds, as discussed in more detail in the SAI.

Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year. Distributions by a Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash it receives. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those set forth above.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “[Tax Status]” in the SAI for a description of the basis determination methods applicable to share redemptions and the Funds’ obligation to report basis information to the IRS.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. On each business day, prior to the opening of regular trading on the primary listing exchange of a Fund’s ETF Class shares, the Fund discloses on its website (https://tcw.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculations.

28

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the fiscal years or periods indicated. Because ETF Class shares of the Funds have not been offered prior to the date of this prospectus, the tables that follow present performance information about the Class I shares of each Fund, which are offered through another prospectus. The Class I shares of the Funds would have substantially similar returns as the ETF Class shares at NAV (without regard to any premium or discount at which ETF Class shares may be bought or sold on [  ]) because the shares are invested in the same portfolio securities. Returns for the ETF Class shares and Class I shares may vary due to differences in their expenses. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). The information presented in the tables for the periods ended October 31 has been audited by [  ], whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

Financial Highlights

TCW Concentrated Large Cap Growth Fund

Financial Highlights - I Class

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net Asset Value per Share, Beginning of year	$33.42	$25.37	$25.79	$44.70	$34.13

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.13)	(0.05)	(0.04)	(0.12)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	6.98	11.38	3.82	(13.71)	13.23
Total from Investment Operations	6.85	11.33	3.78	(13.83)	13.09

Less Distributions:
Distributions from Net Realized Gain	(4.78)	(3.28)	(4.20)	(5.08)	(2.52)
Total Distributions	(4.78)	(3.28)	(4.20)	(5.08)	(2.52)
Net Asset Value per Share, End of year	$35.49	$33.42	$25.37	$25.79	$44.70
Total Return	22.53%	47.90%	18.60%	(34.93)%	40.32%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$630,587	$546,751	$429,236	$462,670	$801,597

Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.78%	0.78%	0.77%	0.79%	0.77%
After Expense Reimbursement	0.77%	0.78%	0.00%	0.00%	0.00%
Ratio of Net Investment Loss to Average Net Assets	(0.40)%	(0.17)%	(0.16)%	(0.38)%	(0.37)%
Portfolio Turnover Rate(2)	16.69%	12.77%	10.42%	12.12%	8.17%

(1)	Computed using average shares outstanding throughout the period.
(2)	The portfolio turnover rate excludes investments in TCW Central Cash Fund which is used as a short-term investment vehicle for cash management.

29

TCW Relative Value Large Cap Fund

Financial Highlights - I Class

	Year Ended October 31,
	2025	2024		2023	2022	2021
Net Asset Value per Share, Beginning of year	$16.48	$12.66		$13.10	$15.04	$10.84

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22	0.19		0.20	0.19	0.18
Net Realized and Unrealized Gain (Loss) on Investments	2.52	4.30		0.26	(0.90)	5.07
Total from Investment Operations	2.74	4.49		0.46	(0.71)	5.25

Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.20)		(0.20)	(0.19)	(0.22)
Distributions from Net Realized Gain	(0.93)	(0.47)		(0.70)	(1.04)	(0.83)
Total Distributions	(1.06)	(0.67)		(0.90)	(1.23)	(1.05)
Net Asset Value per Share, End of year	$18.16	$16.48		$12.66	$13.10	$15.04
Total Return	17.58%	36.37%		3.61%	(5.56)%	50.84%

Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$269,091	$238,897		$97,169	$101,088	$117,205

Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.72%	0.77%		0.82%	0.83%	0.80%
After Expense Reimbursement	0.70%	0.70%		0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets	1.36%	1.23%		1.49%	1.43%	1.31%
Portfolio Turnover Rate(3)	61.97%	38.69	%(2)	19.65%	17.81%	17.16%

(1)	Computed using average shares outstanding throughout the period.
(2)	The portfolio turnover calculation was adjusted to exclude the value of securities acquired in connection with the Fund’s acquisition of the assets of the TCW Relative Value Dividend Appreciation Fund on June 17, 2024. The portfolio turnover rate would have been 39.50% without the adjustment.
(3)	The portfolio turnover rate excludes investments in TCW Central Cash Fund which is used as a short-term investment vehicle for cash management.

30

SUBJECT TO COMPLETION, DATED MARCH 2, 2026

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Statement of Additional Information (SAI)

[  ], 2026

This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus, dated the same date, which describes ETF Class shares of each of TCW Concentrated Large Cap Growth Fund and TCW Relative Value Large Cap Fund, each a separate investment series (each, a “Fund” and collectively, the “Funds”), of TCW Funds, Inc. (the “Corporation”). This Statement of Additional Information should be read in conjunction with the Funds’ Prospectus relating to ETF Class shares. A Prospectus may be obtained without charge by writing to TCW Funds, Inc., Attention: Investor Relations Department, 515 South Flower Street, Los Angeles, California 90071 or by calling the Investor Relations Department at 800 FUND TCW (800 386 3829). This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. As of the date of this Statement of Additional Information, the ETF Class shares of the Funds have not yet commenced operations. Each Fund’s audited financial statements and the reports of the Funds’ independent registered public accounting firm for the fiscal years ended October 31 are incorporated by reference herein from the Corporation’s Form N-CSR. In addition to ETF Class shares, each Fund offers one or more classes of shares that are not exchange-traded and that operate as mutual funds. A separate prospectus and statement of additional information provides information about such mutual fund class shares of each Fund. An investment in a Fund’s ETF Class shares is not an investment in a mutual fund.

TCW Funds, Inc.  |  515 South Flower Street  |  Los Angeles, California 90071  |  800 FUND TCW (800 386 3829)  |  tcw.com

i

General Information

TCW Funds, Inc. (the “Corporation”) was incorporated as a Maryland corporation on September 15, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end, management investment company. The Corporation has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of TCW Investment Management Company LLC (the “Advisor”). The Corporation has agreed to change its name and the name of its series at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Corporation currently consists of 11 series, including the two series included in this Statement of Additional Information (each, a “Fund,” and collectively, the “Funds”) and the TCW Core Fixed Income Fund, TCW Securitized Bond Fund, TCW Emerging Markets Income Fund, TCW White Oak Emerging Markets Equity Fund, TCW Emerging Markets Local Currency Income Fund, TCW Relative Value Mid Cap Fund, TCW Conservative Allocation Fund, TCW Global Bond Fund and TCW Global Real Estate Fund, each of which has separate assets and liabilities. The TCW Core Fixed Income Fund, TCW Securitized Bond Fund, TCW Emerging Markets Income Fund, TCW White Oak Emerging Markets Equity Fund, TCW Emerging Markets Local Currency Income Fund, TCW Relative Value Mid Cap Fund, TCW Conservative Allocation Fund, TCW Global Bond Fund and TCW Global Real Estate Fund are not part of this Statement of Additional Information.

Each Fund offers four classes of shares: Class I shares, Class I-3 shares, Class N shares, and ETF Class shares. This Statement of Additional Information only relates to each Fund’s ETF Class shares, which are listed for trading on a national securities during the trading day. Class I, Class I-3 and Class N shares of the Fund are not exchange traded and are described in a separate Statement of Additional Information.

Each Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”). A fund is “diversified” under the 1940 Act if, with respect to 75% of the fund’s total assets, the fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the fund (this limitation does not apply to investments in U.S. government securities or securities of other investment companies). A fund is not subject to this limitation with respect to the remaining 25% of its total assets. A fund that is considered non-diversified under the 1940 Act will, however, remain subject to a diversification requirement under applicable tax laws that is less strict than under the 1940 Act.

[Except in connection with a shareholder’s conversion of a Fund’s Class I, Class I-3, or Class N shares into such Fund’s ETF Class shares, if such Fund is then offering a conversion privilege,] the Funds offer and issue ETF Class shares at their net asset value (“NAV”) only in aggregations of a specified number of ETF Class shares (each, a “Creation Unit”). The Funds generally offer and issue ETF Class shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. ETF Class shares are or will be listed on the [       ] and trade on the [       ] at market prices that may differ from the ETF Class shares’ NAV. ETF Class shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of a Fund generally consists of [       ] ETF Class shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, ETF Class shares are not redeemable securities.

ETF Class shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with a Fund cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Funds may impose a transaction fee for each creation or redemption of ETF Class shares. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

Exchange Listing and Trading

ETF Class shares are listed for trading and trade throughout the day on the [   ].

There can be no assurance that a Fund’s ETF Class shares will continue to meet the requirements of the [   ] necessary to maintain the listing of ETF Class shares. The [   ] will consider the suspension of trading in, and will initiate delisting proceedings of, the ETF Class shares of each Fund under any of the following circumstances: [   ]

[(1) the Fund, with respect to ETF Class shares, is no longer eligible to operate an ETF Class as an exchange-traded fund pursuant to, or is otherwise no longer in compliance with the terms and conditions of, exemptive relief granted by the SEC that permits, subject to certain conditions and requirements, a Fund to issue ETF Class shares and one or more classes of shares that are not exchange-traded, (2) the ETF Class shares are no longer in compliance with the conditions and requirements of Rule 6c-11 under the 1940 Act, except as noted in such exemptive relief granted by the SEC; (3) following the initial twelve (12) month period beginning upon the commencement of trading of ETF Class shares of the Fund, there are fewer than 50 beneficial holders of the ETF Class shares for 30 or more consecutive trading days, or (4) such other event shall occur or condition exists that, in the opinion of the [   ], makes further dealings on the [   ] inadvisable. The [   ] will remove the ETF Class shares of the Fund from listing and trading upon termination of the Fund.]

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into constituent ETF Class shares and sells such shares directly to customers or if it chooses to couple the creation of new ETF Class shares with an active selling effort involving solicitation of secondary market demand for ETF Class shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in ETF Class shares, whether or not participating in the distribution of ETF Class shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to ETF Class shares of a Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the listing exchange generally is satisfied by the fact that the prospectus is available at the listing exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Investment Practices

The Funds may, but are not required to, utilize, among others, one or more of the strategies or securities, as summarized in the tables below, which supplement the principal investment strategies of the Funds described in the Prospectus. The Funds may also invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions.

Each investment process incorporates an assessment of a broad range of existing and emergent material factors to promote well-informed investment choices. Such factors include, but are not limited to, the evaluation of investor rights, management independence, product safety, disaster risk, supply chain resilience, environmental and climate risk hazards, and labor relations. Each Fund’s management team uses a combination of proprietary research, third-party data, and engagement with companies, issuers, countries, industry standard setters, and others to assess the relevance and materiality of these factors to an investment’s performance. (All these sources may not be used in every instance.) Evaluating financially material factors such as these as part of the investment analysis (alongside traditional financial metrics) informs investment decision-making with the goal of improving risk-adjusted returns, consistent with our investment objectives.

U.S. Equity Funds
	TCW Concentrated Large Cap Growth Fund	TCW Relative Value Large Cap Fund
Borrowing	✓	✓
Convertible Securities	✓	✓
Derivatives
● Forward Currency Transaction	✓	✓
● Futures Contracts	✓	✓
● Options	✓	✓
● Options on Foreign Currencies	✓	✓
● Options on Futures Contracts	✓	✓
● Swap Agreements
Illiquid Securities	✓	✓
Investments in Other Investment Company Securities	✓	✓
Lending of Portfolio Securities	✓	✓
Money Market Instruments	✓	✓
Preferred Stock	✓	✓
Repurchase Agreements	✓	✓
Restricted Securities	✓	✓
Reverse Repurchase Agreements
Short Sales	✓	✓
Short Sales Against the Box	✓	✓
Sovereign Debt Obligations and Emerging Market Countries	✓	✓
Warrants	✓	✓
When, As and If Issued Securities	✓	✓
When-Issued and Delayed Delivery Securities and Forward Commitments	✓	✓

Borrowing. Except as described below, a Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s net assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowing not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Derivatives. Forward Currency Transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) the time (i) the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

In engaging in forward currency transactions, a Fund will comply with the limitations of the derivatives risk management program adopted with respect to the Fund (and the Corporation) under the Derivatives Rule (as explained under “Derivatives Risk”).

Futures Contracts. A Fund may purchase and sell futures contracts, including interest rate, currency, stock and index futures contracts. Subject to certain limitations, a Fund may enter into futures contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

In connection with the purchase or sale of futures contracts, a Fund will comply with the limitations of the derivatives risk management program adopted with respect to the Fund (and the Corporation) under the Derivatives Rule (as explained under “Derivatives Risk”).

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Advisor anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to “lock in” the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security’s denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Advisor will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

All futures contracts are marked to market and settled daily. A Fund may be required to deposit cash or U.S. government securities, called “variation margin,” with the Fund’s futures commission merchant (“FCM”) to satisfy its losses due to price fluctuations in the futures contract. Conversely, a Fund may request that its FCM deliver any gains due to price fluctuations in the futures account to the Fund’s custodian.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position is usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

A Fund’s investments in foreign futures will depend on the laws and regulations of the appropriate foreign jurisdiction. None of the Commodity Futures Trading Commission (the “CFTC”), National Futures Association (“NFA”), SEC, or any domestic exchange regulates the trading activities in any foreign exchange or boards of trade or has the power to compel enforcement of the rules of those organizations or any applicable foreign law. As such, foreign futures transactions may not provide a Fund with the same amount of protection as available under U.S. securities and commodities laws.

Options. A Fund may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”). A Fund may purchase and sell American or European style options. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Advisor.

As investment companies registered with the SEC, the Funds must comply with the SEC’s Derivatives Rule and the derivatives risk management program adopted by the Corporation (and the Funds) with respect to the use of derivatives such as options. See “Derivatives Risk.” Alternatively, a Fund may cover a written call option by holding the underlying security or purchasing an offsetting call option (see “Covered Call Writing” below). Similarly, a Fund may cover a written put option by selling the underlying security short at the strike price or purchasing an offsetting put option (see “Covered Put Writing” below).

Covered Call Writing. A Fund may write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is “covered” if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option, or otherwise segregates sufficient cash or other liquid assets to cover the outstanding position. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund has segregated for this purpose.

The writer of an option receives from the purchaser, in return for a call it has written, a “premium” (i.e., the price of the option). Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. A Fund may write covered put options. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put option, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put option is “covered” if, at all times during the option period, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by a Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account. In writing a put option, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the put option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options. A Fund may purchase a call option in order to close out a covered call position (see “Covered Call Writing” above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. A call option purchased to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call option purchased is likely to be on the same securities (currencies) and have the same terms as the written call option. If purchased over-the-counter, the call option would generally be acquired from the dealer or financial institution which purchased the call option written by a Fund.

A Fund may purchase put options on securities or currencies that it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the put option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option being sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby “locking in” the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of the Funds may also purchase call and put options to close out written option positions.

A Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by a Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets for certain foreign currency options are relatively new and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the Advisor, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Options on Futures Contracts. A Fund may purchase and write call and put options on futures contracts which are traded on an exchange and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

A Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. The Funds may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act. Securities deemed liquid may be deemed illiquid for a time if private placement purchasers or qualified institutional buyers become uninterested or unwilling to purchase these securities.

While maintaining oversight, the Board of Directors has delegated to the Advisor the day-to-day functions of determining whether or not individual securities are liquid for purposes of the limitations on investments in illiquid assets. Rule 144A securities and Section 4(a)(2) commercial paper will be considered illiquid and therefore subject to the Funds’ limit on the purchase of illiquid securities unless the Board of Directors or the Advisor determines that the Rule 144A securities or Section 4(a)(2) commercial paper are liquid. In determining the liquidity of a security, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic for trading the security).

Investments in Other Investment Company Securities. Under Section 12(d)(1) of the 1940 Act, a Fund may not (i) own more than 3% of the outstanding voting stock of an investment company, (ii) invest more than 5% of its total assets in any one investment company, or (iii) invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, exchange-traded funds (“ETFs”), business development companies (“BDCs”), real estate investment trusts (“REITs”) and unit investment trusts (“UITs”). Registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in rules adopted under the 1940 Act, subject to certain conditions. The Funds intend to rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1), if the Fund satisfies certain conditions specified in the rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). A Fund may also invest in an investment company in excess of the limits of Section 12(d)(1) in “cash sweep” arrangements in which a Fund invests all or a portion of its available cash in a money market fund. Conversely, Rule 12d1-4 also permits other investment companies to invest in the Funds in excess of the limits set forth in Section 12(d)(1), provided that certain conditions of the rule are satisfied, including that the Fund (as an acquired fund) not purchase securities of other investment companies and private funds having an aggregate value in excess of 10% of the Fund’s total assets.

As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Any expenses incurred by investing in other investment companies, including advisory fees and operating costs charged by those vehicles, are in addition to the expenses a Fund pays in connection with its own operations. In addition, a Fund would pay brokerage costs associated with its purchases of shares of these vehicles. These limitations do not apply to investments in investment companies that are not registered with the SEC, such as private funds and offshore funds.

In addition, certain ETFs have obtained exemptive orders from the SEC that allows the Funds to invest in those ETFs beyond the limits described above.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Fund may invest are ETFs, which consist of Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares. ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic index (an “Index Fund”). Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT.

Similarly, block sizes of Index Fund Shares, also known as “Creation Units,” are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund, and a Fund investing in ETFs will indirectly bear the risk of those investments.

Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

Lending of Portfolio Securities. A Fund may, consistent with applicable regulatory requirements, lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans (i) are callable at any time by the Funds (subject to the notice provisions described below), and (ii) are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent, or securities of the United States government (or its agencies or instrumentalities) maintained in a segregated account and equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets, including collateral received for securities lent. A loan may be terminated by the borrower on one business day’s notice, or by a Fund on two business days’ notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Advisor to be creditworthy. Upon termination of a loan, the borrower is required to return the securities to the lending Fund. Any gain or loss in the marketplace during the loan period would inure to the lending Fund. A Fund will pay reasonable finder’s, administrative and custodian fees in connection with a loan of securities. Also voting rights with respect to the loaned securities may pass with the lending of the securities.

Money Market Instruments. A Fund may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $250,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. Commercial paper rated within the two highest ratings categories by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, that is determined by the Advisor to be of comparable quality.

Money Market Mutual Funds. Shares of United States money market investment companies.

Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Restricted Securities. A Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or they are otherwise restricted as to sale. Restricted securities may include privately placed securities and securities offered pursuant to Rule 144A under the Securities Act.

Restricted securities are subject to legal and/or contractual restrictions on resale. In some cases, certain restricted securities can be sold without SEC registration to qualified institutional buyers and in accordance with the Funds’ procedures; such restricted securities could be treated as liquid. However, other restricted securities, such as those that are the subject of a private placement, may be illiquid for an extended period of time and will be reported as such.

Short Sales. If a Fund anticipates that the price of a security will decline, it may sell the security “short” (i.e., without owing it) and borrow the same security from a broker or other institution to complete the sale. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is generally taxable as a short term capital gain or loss. In selling securities short, a Fund will comply with the limitations of the derivatives risk management program adopted with respect to the Fund (and the Corporation) under the Derivatives Rule (as explained under “Derivatives Risk”).

A Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by a Fund’s custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

Short Sales Against the Box. A Fund may from time to time sell securities “short against the box.” A short sale is “against the box” if a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. A short sale of an American Depositary Receipt (“ADR”) is “against the box” if a Fund owns the underlying security represented by the ADR and reasonably believes it will be able to convert the security into the ADR prior to delivery.

To secure its obligation to deliver the securities sold short against the box, a Fund will deposit in a separate collateral account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund may close out a short sale against the box by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, if the Fund wants to, for example, continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short or defer recognition of gain or loss for federal income tax purposes. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box, which result in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.

Sovereign Debt Obligations and Emerging Market Countries. A Fund may invest in sovereign debt and emerging market countries. Political conditions, in terms of a country or agency’s willingness to meet the terms of its debt obligations, are of considerable significance. Investors should be aware that the sovereign debt instruments in which a Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. A foreign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor’s policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their sovereign debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

In recent years, some of the emerging market countries in which a Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of the governments of emerging market countries to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds’ investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, a Fund’s net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When, As and If Issued Securities. A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Advisor determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. Settlement of the trade will ordinarily occur within three business days of the occurrence of the subsequent event. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. Each Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, a Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. (These types of transactions are negotiated directly with a counterparty, rather than through an exchange.) When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Risk Considerations

The Funds are subject to certain risk considerations, as summarized in the table below, related to investment practices that may be undertaken by them. The risks described below supplement the principal risks described in the Prospectus. Investors should also review the principal risks for each Fund as disclosed in the Prospectus. Generally, since ETF Class shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their ETF Class shares will vary as the value of the Fund’s portfolio securities increases or decreases. The market prices of ETF Class shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for ETF Class shares on the [   ]. The Advisor cannot predict whether the ETF Class Shares will trade below, at or above the NAV of the ETF Class shares of a Fund. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

U.S. Equity Funds
	TCW Concentrated Large Cap Growth Fund	TCW Relative Value Large Cap Fund
Authorized Participant Concentration Risk	✓	✓
Counterparty Credit Risk	✓	✓
Derivatives Risk	✓	✓
● Currency Derivatives Risk	✓	✓
● Futures Contracts and Options on Futures Risk	✓	✓
● Options Transactions Risk	✓	✓
● Swap Agreements Risk
Developing or Emerging Market Countries Risk	✓	✓
Foreign Currency Risk	✓	✓
Foreign Securities Risk	✓	✓
General Risk	✓	✓
Increased Reliance on Data Analytics Risk	✓	✓
Large Shareholder Redemption Risk	✓	✓
Repurchase Agreements Risk	✓	✓
Restricted Securities Risk	✓	✓
Reverse Repurchase Agreements Risk
Stock Market Risk	✓	✓
Temporary Defensive Positions Risk	✓	✓

Authorized Participant Concentration Risk

Only an Authorized Participant (as defined in the Prospectus) may engage in creation or redemption transactions directly with the Funds with respect to ETF Class shares. The Funds have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund’s ETF Class shares and no other Authorized Participant is able to step forward to create or redeem Creation Units, a Fund’s ETF Class shares may be bought and sold at a discount to NAV and possibly face trading halts and/or delisting.

Counterparty Credit Risk

Commodity- and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease. In addition, certain Funds may invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent a Fund focuses its investments in a limited number of issuers, it will be more susceptible to the risks associated with those issuers. Certain derivative transactions may or are required to centrally clear, which may reduce counterparty and liquidity risk but will not completely eliminate such risks.

Derivatives Risk

Derivatives may be used for a variety of purposes, including hedging, risk management, portfolio management or income generation. Any or all of the investment techniques previously described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Fund is a function of numerous variables, including market conditions. Although the Advisor seeks to use derivatives to further a Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

Derivatives utilized by a Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument, the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Fund may use and the risks of those instruments are described in further detail below. A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

●	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. A Fund bears the risk that the Advisor may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

●	Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

●	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

●	Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

●	While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

●	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

●	The use of certain derivatives transaction involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (i.e., the counterparty) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreement related to the transaction.

●	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

●	Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (“OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Advisor in accordance with guidelines established by the Board. Where no such counterparty is available, a Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the liquidity that is afforded to exchange participants will not be available to the Fund as a participant in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund would bear greater risk of default by the counterparties to such transactions.

●	A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

●	As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

●	Certain derivatives may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

●	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was signed into law in 2010, granted significant authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which became effective as of August 19, 2022. The Derivatives Rule replaced previous SEC and staff guidance with an updated, comprehensive framework for registered investment companies’ use of derivatives. Among other changes, the Derivatives Rule requires an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and testing requirements, and comply with requirements related to board and SEC reporting. These requirements apply to the Funds except for those Funds that qualify as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. The requirements of the Derivatives Rule may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Currency Derivatives Risk. Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is not systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

Futures Contracts and Options on Futures Risk. There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Advisor to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to a Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Advisor.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Options Transactions Risk. The effective use of options depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Developing or Emerging Market Countries Risk

Investing in securities of developing or emerging market countries involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many developing or emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of developing or emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many developing or emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, developing or emerging market countries’ exchanges and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in developing or emerging markets than in developed countries. As a result, Funds investing in developing or emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the developing or emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds’ assets. Economies in developing or emerging market countries may also be more susceptible to natural and man-made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many developing or emerging market countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, coronavirus, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest.

In certain developing or emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most developing or emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing or emerging market countries.

Many developing and emerging market countries are highly dependent on the sale of commodities. The value of various commodities has declined recently, and can be volatile. Commodities markets can affect general economic conditions in those countries as well as specific companies.

Many of the currencies of developing or emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on those Funds investing in developing or emerging market countries. Many developing or emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Foreign Currency Risk

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets (as measured in United States dollars) of those Funds that invest in foreign securities will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Foreign Securities Risk

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to companies located in the United States, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union (the “EU”) and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by EU governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

On January 31, 2020, the United Kingdom (“U.K.”) officially withdrew from the EU (a process now commonly referred to as “Brexit”). Certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. Consequently, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effect and implications of Brexit. The actual and potential consequences of Brexit, and the associated uncertainty, have adversely affected, and for the foreseeable future may continue to adversely affect, economic and market conditions in the U.K., in the EU and its member states and elsewhere, and may also contribute to uncertainty and instability in global financial markets. This uncertainty may, at any stage, adversely affect a Fund and its investments. There may be detrimental implications for the value of a Fund’s investments and/or its ability to implement its investment program. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Funds’ investments.

Russia’s invasion of Ukraine in February 2022, the resulting responses by the U.S. and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The U.S. and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the U.S. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Recently, the Israel-Hamas war and armed conflict among other militant groups in the Middle East have resulted in significant loss of life and increased volatility in the region. The ongoing conflicts between Israel, Hamas and other militant groups and the involvement of the United States and other countries could present material uncertainty and risk with respect to a Fund’s performance and ability to achieve its investment objective. The extent and duration of the military action and any market disruptions are impossible to predict but could be substantial.

In addition, the political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue that has included threats of invasion by China. Political or economic disturbances (including an attempted unification of Taiwan by force), as well as any economic sanctions implemented in response, may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and/or Taiwan would likely have a significant adverse impact on the value of investments in both countries and on economies, markets, and individual securities globally, which could negatively affect the value and liquidity of a Fund’s investments.

Furthermore, the current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China, Mexico, and Canada, among others. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to a Fund, regardless of whether the Fund invests directly in foreign securities.

General Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, including litigation, tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

The Funds are also subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which the Funds’ service providers, including the Advisor, rely, and could otherwise disrupt the Funds’ service providers’ ability to fulfill their obligations to the Funds.

Increased Reliance on Data Analytics Risk

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account. In addition, Fund returns also may be adversely affected if the fund holds a portion of its assets in liquid, cash-like investments in connection with or in anticipation of shareholder redemptions.

Repurchase Agreements Risk

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Restricted Securities Risk

Certain Funds may acquire securities through private placements. These securities are typically sold directly to a small number of investors, usually institutions or mutual funds. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

In addition, certain Funds may also invest in securities sold pursuant to Rule 144A under the Securities Act. Rule 144A permits the Funds to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Restricted securities, including private placements, are subject to legal and contractual restrictions on resale. This may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

The Advisor, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each private placement or restricted security purchased by a Fund. If such security is determined to be “liquid,” it will not be included within the category “illiquid securities,” which under each Fund’s current policies may not exceed 15% of the Fund’s net assets. To the extent a Fund owns private placements or restricted securities, these securities may involve liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value these securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Securities that are not readily marketable will be valued by a Fund pursuant to procedures adopted by the Board of Directors.

Stock Market Risk

Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund’s share price is likely to decline in value. A Fund’s focus on certain types of stocks (such as small or large cap) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

Temporary Defensive Positions Risk

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse market, economic, political or other conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Interfund Borrowing and Lending

The SEC has issued an exemptive order permitting the Funds to borrow money from and lend money to each other, as well as other funds managed by the Advisor and Metropolitan West Asset Management, LLC, an affiliate of the Advisor. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment restrictions, policies, limitations and organizational documents. A borrowing Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment of an interfund borrowing to a lending Fund could result in lost investment opportunities or additional borrowing costs. The Board of Directors is responsible for overseeing and periodically reviewing the interfund lending program.

Portfolio Turnover

A Fund’s portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Advisor intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While neither of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Advisor, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or markdown of the price.

The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of the Funds are generally not expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund’s investment portfolio were replaced once in a period of one year. In addition, the Funds are underlying funds (“Underlying Funds”) of the TCW Conservative Allocation Fund, a separate investment series of the Corporation, and changes to the target allocations of the TCW Conservative Allocation Fund may result in the transfer of assets from one Underlying Fund to another. These changes, as well as changes in managers and investment personnel and reorganizations of the Underlying Funds, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover and trigger negative tax consequences for the affected Underlying Funds. Each Fund’s portfolio turnover rates (rounded to a whole number) for the fiscal years ended October 31, 2025 and 2024 are shown in the table below. Variations in turnover rate may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Advisor’s investment outlook.

	Turnover Rate
	2025	2024
U.S. Equity Funds
TCW Concentrated Large Cap Growth Fund	17%	13%
TCW Relative Value Large Cap Fund	62%	40%

Neither of the Funds experienced significant variations in their portfolio turnover rates over the most recent two fiscal years.

Brokerage Allocation and Other Practices

The Advisor is responsible for the placement of the Funds’ portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Debt, convertible and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Debt, convertible and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Advisor seeks to obtain the best execution for the Funds, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Advisor considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Advisor to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Advisor may effect transactions which cause a Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Advisor first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. In some cases, research is provided directly by an executing broker-dealer and in other cases, research may be provided by third party research providers such as a non-executing third party broker-dealer or other third-party research service. Research services furnished by an executing broker-dealer or third-party research provider may be used in providing services for any or all of the clients of the Advisor, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

The Advisor maintains internal allocation procedures to identify those direct research providers who provide it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Advisor believes are useful. The Advisor’s procedures also seek to compensate third party research providers that provide it with research by directing executing broker-dealers to cause payments to be made to third party research providers, either through cash payments from the executing broker or through the use of step out transactions. A “step out transaction” is a securities trade executed by the executing broker-dealer, but settled by the non-executing research broker-dealer permitting the non-executing research broker-dealer to share in the commission. The determination of the broker-dealers to whom commissions are directed generally is made using a system involving the Advisor’s Director of U.S. Equity Research, the Funds’ portfolio managers, and the Advisor’s analysts and is periodically reviewed by the Advisor’s trading committee. The Advisor’s Director of U.S. Equity Research coordinates the evaluation of broker-dealer research services in most instances, taking into account the views of the Advisor’s portfolio managers and analysts.

Research services include such items as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy, analytic computer software, account performance services and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions. Sometimes the Advisor receives products or services from broker-dealers that are used for both research services and other purposes, such as corporate administration or marketing (“mixed-use products or services”). The Advisor makes a good faith effort to determine the relative proportions of mixed-use products or services that may be attributable to research services. The portion attributable to research services may be paid through the allocation of brokerage commissions, and the Advisor pays the non-research services in cash.

Debt and convertible securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

In an effort to achieve efficiencies in execution and reduce trading costs, the Advisor and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts, which may include one or more of the Funds, at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that the Advisor considers fair and equitable. Allocation guidelines have been established for the Advisor’s Trading Department to follow in making allocation determinations. In some cases, various forms of pro-rata allocation are used and, in other cases, random allocation processes are used. Participation of an account in the allocation is based on considerations such as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, the amount of existing holdings (or substitutes) of the security in the account, and, when relevant, directed brokerage. In connection with certain purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities are allocated to accounts based on a weighted average purchase or sale price.

In determining whether accounts are eligible to participate in any type of initial public offering, the Advisor considers such factors as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, and the amount of existing holdings (or substitutes) of the security in the account. For initial public offerings of equities, the Advisor generally shares allocations in a pro rata fashion based upon assets under management for those accounts eligible to participate in the initial public offering. For equity offerings, an exception may be made when the allocation is so small that it may create transaction costs that diminish the benefit of the trade or it would be unreasonably minimal relative to the size of the account. The Advisor will use its best judgment to make a fair and equitable allocation, which may include, among other things, consideration of allocating to underperforming accounts or accounts where smaller lot sizes would be reasonable.

To the extent permitted by law and in accordance with procedures established by the Board of Directors, the Funds may engage in brokerage transactions with brokers that are affiliates of the Advisor. The Funds have adopted procedures which are reasonably designed to provide that commissions or other remuneration paid to affiliated brokers of the Advisor do not exceed the usual and customary broker’s commission.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include Authorized Participants of a Fund’s ETF Class shares (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” with respect to ETF Class shares (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Creation and Redemption of Creation Units — Creation Transaction Fee” and “— Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.

The following table sets forth the aggregate brokerage commissions paid on transactions in the Funds’ securities and the amounts of brokerage commission paid to broker-dealers for research services by each Fund for the fiscal years ended October 31, 2025, October 31, 2024, and October 31, 2023. The amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changes in asset levels, shareholder activity, and/or changes in portfolio turnover.

	2025
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
U.S. Equity Funds
TCW Concentrated Large Cap Growth Fund	$44,571	$17,897
TCW Relative Value Large Cap Fund	295,141	178,482

	2024
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
U.S. Equity Funds
TCW Concentrated Large Cap Growth Fund	$51,467	$44,687
TCW Relative Value Large Cap Fund	102,943	87,519

	2023
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
U.S. Equity Funds
TCW Concentrated Large Cap Growth Fund	$51,306	$43,183
TCW Relative Value Large Cap Fund	40,656	37,588

The following table shows the value of the aggregate holdings of securities by issuers of the Funds’ “regular brokers or dealers” (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2025:

Fund Name	Broker/Dealer	Dollar Amount of Securities Held as of October 31, 2025
U.S. Equity Funds
TCW Concentrated Large Cap Growth Fund	State Street Bank and Trust Company	$2,130,750
TCW Relative Value Large Cap Fund	State Street Bank and Trust Company	$2,485,671

Investment Restrictions

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. A fundamental policy affecting a particular Fund may not be changed without the vote of “a majority of the outstanding voting securities” of the Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental policies may be changed by a majority vote of the Board of Directors at any time.

The investment restrictions numbered 1 through 9 below have been adopted as fundamental policies (except as otherwise provided in 1), and the investment restrictions numbered 10 through 12 have been adopted as non-fundamental policies.

1. No Fund will borrow money, except that each Fund (a) may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; and (b) enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund at any time will not exceed 30% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. government securities. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities. In addition, each Fund will look through to the industry weightings of underlying investment companies in applying this restriction.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in real estate mortgage investment conduit, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that the Funds may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund’s total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. No Fund will, with respect to 75 percent of its assets, (a) purchase the securities of any issuer, other than U.S. government securities and securities of other investment companies if as a result more than five percent of the value of the Funds’ total assets would be invested in the securities of the issuer; or, (b) purchase more than 10 percent of the voting securities of any one issuer other than U.S. government securities and securities of other investment companies.

10. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

11. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof.

12. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

For purposes of applying the terms of investment restriction number 4, the Advisor will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, the Funds interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Advisor. The Funds also analyze privately issued mortgage-backed securities and asset-backed securities to determine the particular industry categories that apply to those securities.

Directors and Officers

Management Information

The Board of Directors is responsible for overseeing the Funds’ affairs. The Board of Directors currently consists of nine Directors, seven of whom are not “interested persons” of the Corporation (the “Independent Directors”) and two of whom are “interested persons” of the Corporation (the “Interested Directors”), as defined in the 1940 Act. Detailed information about the Directors and officers of the Corporation, including their names, addresses, ages and principal occupations for the last five years, is set forth in the table below. “Fund Complex” refers to the Corporation (consisting of 12 portfolios as of December 31, 2025), TCW Strategic Income Fund, Inc. (“TSI”) (consisting of 1 portfolio as of December 31, 2025), TCW ETF Trust (consisting of 13 portfolios as of December 31, 2025), TCW Metropolitan West Funds (consisting of 8 portfolios as of December 31, 2025), and TCW Private Asset Income Fund (consisting of 1 portfolio as of December 31, 2025).

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

INDEPENDENT DIRECTORS

Patrick C. Haden (1953) Vice Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm).	Auto Club (affiliate of AAA); TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	35

Martin Luther King III (1957)	Mr. King has served as a director of TCW Funds, Inc. since February 2024.	President and Chief Executive Officer (since 1998), The King Center (non-profit organization); Chief Executive Officer (since January 2006), Realizing the Dream (non-profit organization); Independent motivational lecturer (since 1980).	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	35

Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm),	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Metropolitan West Funds (mutual fund); TCW DL VII Financing LLC (private fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	35

Victoria B. Rogers (1961)	Ms. Rogers has served as a director of TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	35

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Robert G. Rooney (1957)	Mr. Rooney has served as a director of TCW Funds, Inc. since February 2024.	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Chief Financial and Administrative Officer and Senior Financial Advisor (November 2018 – March 2021), REEF Technology (real estate and technology services company).	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund).	35

Michael Swell (1966)	Mr. Swell has served as a director of TCW Funds, Inc. since February 2024.	Retired (since 2021); Partner and Managing Director (2007 – 2021), Goldman Sachs Asset Management (asset management company).	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).	35

Andrew Tarica (1959) Chairman of the Board	Mr. Tarica has served as a director of TCW Funds, Inc. since March 2012.	Retired (since December 2024); Chief Executive Officer (2001-2024), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker-dealer).	TCW Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW Spirit Direct Lending, LLC (closed-end fund); TCW ETF Trust (exchange-traded fund); TCW Private Asset Income Fund (closed-end fund); TCW Steel City Senior Lending BDC (business development company).	35

Name, Year of Birth and Position(s) with the Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

INTERESTED DIRECTORS

David Vick(5) (1972)	Mr. Vick has served as a director of TCW Funds, Inc. since September 2025.	Group Managing Director (since 2006), TCW LLC.	TCW ETF Trust (exchange-traded fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Richard M. Villa(6) (1964) President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Principal Accounting Officer	Mr. Villa has served as a director of TCW Funds, Inc. since December 2025. Mr. Villa has served as President and Principal Executive Officer of TCW Funds, Inc. since December 2025 and as Treasurer, Principal Financial Officer, and Principal Accounting Officer of TCW Funds, Inc. since February 2014.	Executive Vice President, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC and (since July 2008), the Advisor, The TCW Group, Inc., Metropolitan West Asset Management, LLC, and TCW Asset Management Company LLC; Manager, Executive Vice President and Chief Financial Officer (since September 2024), TCW Asset Backed Finance Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc., (since February 2021), TCW Metropolitan West Funds, and (since September 2024), TCW Private Asset Income Fund and (since March 2025), TCW ETF Trust.	TCW ETF Trust (exchange-traded fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Metropolitan West Funds (mutual fund); TCW Private Asset Income Fund (closed-end fund).	35

Name, Year of Birth and Position(s) with the Funds(1)	Position(s) Held with TCW Funds, Inc.	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

OFFICERS OF THE CORPORATION WHO ARE NOT DIRECTORS

Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), TCW Metropolitan West Funds and TCW Strategic Income Fund, Inc., (since December 2023), TCW ETF Trust and (since September 2024), TCW Private Asset Income Fund; Managing Director and Director of Tax (since August 2016), TCW LLC.	N/A	N/A

Drew Bowden (1961) Executive Vice President	Mr. Bowden has served as Executive Vice President of TCW Funds, Inc. since December 2023.	Executive Vice President, General Counsel and Secretary (since September 2023), the Advisor, Metropolitan West Asset Management, LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Executive Vice President (since December 2023), TCW Metropolitan West Funds, TCW Strategic Income Fund, Inc., TCW ETF Trust and (since September 2024), TCW Private Asset Income Fund; Chief Operating Officer (August 2021 – September 2023) Western Asset Management Company; Executive Vice President and General Counsel (March 2020 – February 2021), Jackson Financial Inc.	N/A	N/A

Alenoush Terzian (1983) Chief Compliance Officer and AML Officer	Ms. Terzian has served as Chief Compliance Officer and AML Officer of TCW Funds, Inc. since August 2025.	Chief Compliance Officer and Anti-Money Laundering Officer (since August 2025), TCW ETF Trust, TCW Metropolitan West Funds, TCW Strategic Income Fund, Inc., and TCW Private Asset Income Fund; Senior 1940 Act Compliance Officer and Senior Vice President (March 2024 – present), TCW Group, Inc.; Chief Compliance Officer and Director of Operations (May 2021 – March 2024), Jacob Asset Management of New York LLC; Vice President – Fund Administration and Compliance (December 2010 to May 2021), U.S. Bank Global Fund Services.	N/A	N/A

Name, Year of Birth and Position(s) with the Funds(1)	Position(s) Held with TCW Funds, Inc.	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Peter Davidson (1972) Vice President and Secretary	Mr. Davidson has served as Vice President and Secretary of TCW Funds, Inc. since September 2022 and December 2023, respectively.	Managing Director, Associate General Counsel and Assistant Secretary (since July 2022), the Advisor, Metropolitan West Asset Management, LLC, TCW Asset Management Company LLC, TCW LLC and (since September 2024), TCW Asset Backed Finance Management Company LLC; Vice President and Assistant Secretary (September 2022 – December 2023), TCW Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Vice President and Secretary (since December 2023), TCW Metropolitan West Funds, TCW Strategic Income Fund, Inc., TCW ETF Trust and (since September 2024), TCW Private Asset Income Fund; Assistant General Counsel – Investment Products and Advisory Services (2020 – July 2022), The Northwestern Mutual Life Insurance Company.	N/A	N/A

Eric Chan (1978) Assistant Treasurer	Mr. Chan has served as Assistant Treasurer of TCW Funds, Inc. since 2009.	Managing Director of Fund Operations (since November 2006), Metropolitan West Asset Management, LLC and (since 2009), the Advisor, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2010), TCW Metropolitan West Funds, (since 2009) TCW Strategic Income Fund, Inc. and (since September 2024), TCW Private Asset Income Fund and (since March 2025), TCW ETF Trust. Mr. Chan is a Certified Public Accountant.	N/A	N/A

(1)	The address of each Independent Director, Interested Director, and officer is c/o The TCW Group, Inc., 515 South Flower Street, Los Angeles, CA 90071.
(2)	The Board of Directors recognizes the value of having a retirement policy and that having such a policy would be consistent with best practices in the mutual fund industry. Accordingly, the Board adopted the following retirement policy (the “Policy”): A member of the Board shall be required to retire from the Board (and any committee(s) of the Board on which he or she serves) no later than the first regular quarterly meeting of the Board next held after that Board member reaches his or her 75th birthday; provided, however, that the affected Board member may continue to serve as a member of the Board (and member of committee(s) of the Board) for one or more successive one-year periods, or such shorter extension periods, as shall be approved by a unanimous secret vote of the other members of the Board then serving. Any member of the Board who has already reached his or her 75th birthday at the time of adoption of the Policy shall be automatically granted a two-year extension term, subject to any prior resignation or removal as a member of the Board before the expiration of that two-year term. Any continuation of that Board member’s service beyond that two-year extension would be subject to the vote requirement previously specified above.
(3)	Positions with companies may have changed over time.
(4)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(5)	Mr. Vick was elected as a Director of the Corporation, effective September 15, 2025.
(6)	Mr. Villa was elected as a Director of the Corporation effective December 8, 2025.

Leadership Structure

The Board of Directors is responsible for the overall management of the Corporation, including general supervision of the duties performed by the Advisor and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Corporation’s Articles of Incorporation and By-Laws. The Board of Directors meets in regularly scheduled meetings throughout the year. It is currently composed of nine Directors, including seven Independent Directors. As discussed below, the Board of Directors has established three committees to assist the Board of Directors in performing its oversight responsibilities.

The Board of Directors has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board of Directors and determine what information is provided to the Board of Directors with respect to matters to be acted upon by the Board of Directors. The Chairman presides at all meetings of the Board of Directors and leads the Board of Directors through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board of Directors’ functions. The Chairman also performs such other functions as may be requested by the Board of Directors from time to time. The designation of Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board of Directors generally.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board of Directors performs a risk oversight function for the Corporation consisting, among other things, of the following activities:

General Oversight. The Board of Directors regularly meets with, or receives reports from, the officers of the Corporation and representatives of key service providers to the Corporation, including the Advisor, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Corporation and to provide direction with respect thereto.

Compliance Oversight. The Board of Directors reviews and approves the procedures of the Corporation established to ensure compliance with applicable federal securities laws. The Board of Directors keeps informed about how the Corporation’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Corporation’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Directors monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Directors also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Directors monitors the Funds’ investment practices and reviews the Funds’ investment strategies with management and receives focused presentations.

Valuation Oversight. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors has designated the Advisor as the “Valuation Designee” for purposes of making fair valuation determinations with respect to the Funds’ portfolio holdings, subject to oversight by the Board. The Board of Directors receives regular reports on the use of fair value prices and the effectiveness of the Funds’ valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Directors meets regularly with the Corporation’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Corporation’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Corporation with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Advisor. The Audit Committee consists of Ms. Rogers and Messrs. Haden, King, McMillan, Rooney, Swell, and Tarica. Each Audit Committee member is an Independent Director. During the fiscal year ended October 31, 2025, the Audit Committee held four meetings.

Nominating and Governance Committee. The Nominating and Governance Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Advisor and other principal service providers of the Corporation. The Nominating and Governance Committee periodically reviews director compensation and recommends any appropriate changes to the Board. The Nominating and Governance Committee also reviews, and may make recommendations to the Board of Directors relating to those, issues that pertain to the effectiveness of the

Board in carrying out its responsibilities of overseeing the management of the Corporation and also considers general matters of Company governance and operations of the Board of Directors. The Nominating and Governance Committee consists of Ms. Rogers and Messrs. Haden, King, McMillan, Rooney, Swell, and Tarica. Each Nominating and Governance Committee member is an Independent Director. During the fiscal year ended October 31, 2025, the Nominating and Governance Committee held four meetings.

The Nominating and Governance Committee will consider potential director candidates recommended by shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Corporation’s Directors Nominating and Governance Committee Charter and are not “interested persons” of the Corporation within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating and Governance Committee has looked to recent SEC promulgations regarding director nominations for guidance.

Additional Information About the Directors

The Corporation seeks as Directors individuals of distinction and experience in business or finance, government service or academia. In determining that a particular person was and continues to be qualified to serve as a Director, the Board of Directors has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those described below, the Board has determined that each of the current Directors is qualified to serve as a Director of the Corporation. In addition, the Board of Directors believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board of Directors to operate effectively in governing the Corporation and protecting the interests of shareholders.

Patrick C. Haden. Mr. Haden, the Independent Vice Chairman of the Board of Directors, is President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the board of directors of Auto Club, an affiliate of AAA, the TCW Metropolitan West Funds, TCW ETF Trust, TCW Private Asset Income Fund, and TSI. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010, was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has had leadership positions with various community organizations, including serving as President and Chief Executive Officer of The King Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006). He has served on the boards of TCW Metropolitan West Funds since 1997, TCW ETF Trust since February 2024, and TSI and TCW Private Asset Income Fund since September 2024.

Peter McMillan. Mr. McMillan, the Chair of the Nominating and Governance Committee, is a Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm and Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. He is a Co-Founder of KBS Capital Advisors, a manager of real estate investment trusts, and from 2005 through 2019, served as Executive Vice President. Mr. McMillan serves on the boards of various Pacific Oak real estate investment trusts, TSI, TCW Metropolitan West Funds, TCW ETF Trust, TCW Private Asset Income Fund, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of The Rose Hills Foundation, Norton Simon Museum, Saint John’s Health Center Foundation, TCW Metropolitan West Funds, TSI, TCW ETF Trust, TCW Private Asset Income Fund, and Causeway Capital Management Trust. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education, and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations, and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney, a CPA and the Chair of the Audit Committee, is a transformation leader with over 35 years of senior executive and board experience with private equity-backed and public companies, including in-depth experience with financial and compliance matters. In 2022, he formed a financial advisory firm, RGR Advisors CT, LLC. He served as Chief Financial and Administrative Officer and Senior Financial Advisor of REEF Technology from November 2018 to March 2021. He was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018 (when a major division was sold to REEF), Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015, and was Chief Financial Officer and then Chief Operating Officer for Affinion Group and its predecessors from 2001 to 2011. Mr. Rooney has served on the boards of TCW Metropolitan West Funds since 2009, TCW ETF Trust since February 2024, and TSI and TCW Private Asset Income Fund since September 2024.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored, and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac. Mr. Swell has served on the boards of TCW Metropolitan West Funds and TCW ETF Trust since February 2024 and TSI and TCW Private Asset Income Fund since September 2024.

Andrew Tarica. Mr. Tarica, the Independent Chairman of the Board of Directors, was Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income credit fund from 2001 to 2024. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999 Mr. Tarica was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. Mr. Tarica also serves on the boards of the TCW Metropolitan West Funds, TSI, TCW Direct Lending VII, LLC, TCW Direct Lending VIII, LLC, TCW Star Direct Lending, LLC, TCW Spirit Direct Lending, LLC, TCW ETF Trust, TCW Private Asset Income Fund, and TCW Steel City Senior Lending BDC.

David Vick. Mr. Vick is Managing Director and Co-Head of Fixed Income Portfolio Specialists for TCW, covering Multi-Sector strategies in the Fixed Income group and responsible for communicating investment strategies, performance, and outlook for multi-sector fixed income portfolios. He has extensive knowledge of asset management having previously served as a Core Bond Product Manager at Payden & Rygel Investment Management in addition to his time at Pacific Investment Management Company (PIMCO) where he served as Vice President of Account Management. Mr. Vick began his career as a Fixed Income Research Analyst at Salomon Brothers Inc. Mr. Vick holds a BS in Engineering from Harvey Mudd College, and an MBA from the UCLA Anderson School of Management. He is a CFA charterholder.

Richard M. Villa. Mr. Villa is Executive Vice President and Chief Financial Officer of the TCW Group, Inc., TCW LLC, the Advisor, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC. In this role, he is responsible for managing the financial operations of TCW. Mr. Villa is also President, Principal Executive Officer, Treasurer, and Principal Financial Officer of TCW Metropolitan West Funds, TCW ETF Trust, TCW Strategic Income Fund, Inc., and TCW Private Asset Income Fund. Prior to joining TCW as Controller in 2002, Mr. Villa was a Senior Vice President and Director of Finance for Fidelity Federal Bank where he was responsible for the treasury and accounting functions of the bank. Previously, he was an Audit Manager with Deloitte & Touche where he specialized in serving financial services companies, including banks and investment companies. Before that, he was in the management training program of Union Bank of California. Mr. Villa received his BS in Finance from Arizona State University and is a Certified Public Accountant in the state of California and a member of the American Institute of Certified Public Accountants.

Equity Ownership of Directors

The following tables set forth the equity ownership of the Directors, as of December 31, 2025, in each Fund and in all registered investment companies overseen by the Directors in the same family of investment companies as the Funds, which as of December 31, 2025 included the Funds, TSI, TCW ETF Trust, TCW Metropolitan West Funds, and TCW Private Asset Income Fund. The codes for the dollar ranges of equity securities owned by the Directors are: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Independent Directors

Name of Director	Dollar Range of Equity Securities in the Funds(1)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Patrick C. Haden	N/A	None	(d)
Martin Luther King III	N/A	None	(a)
Peter McMillan	TCW Concentrated Large Cap Growth Fund	(d)	(d)
Victoria B. Rogers	N/A	None	(d)
Robert G. Rooney	N/A	None	(d)
Michael Swell	TCW Concentrated Large Cap Growth Fund	(c)	(d)
	TCW Relative Value Large Cap Fund	(b)
Andrew Tarica	N/A	None	(d)

(1)	Certain figures represent and include the Directors’ economic exposure to the Funds through the deferred compensation plan. See below under “Compensation of Independent Directors” for additional details.

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David Vick(1)	N/A	None	(d)

Richard Villa(2)	TCW Concentrated Large Cap Growth Fund	(a)	(d)
	TCW Relative Value Large Cap Fund	(d)

(1)	Mr. Vick was elected as Director of the Corporation on September 15, 2025.
(2)	Mr. Villa was elected as Director of the Corporation on December 8, 2025.

Compensation of Independent Directors

Each Independent Director receives an annual retainer of $92,500, with the Independent Chairman of the Board of Directors receiving an additional annual retainer of $37,500 and the Independent Vice Chairman of the Board of Directors receiving an additional annual retainer of $25,000. Also, effective March 1, 2024, the Chairman of the Audit Committee receives an additional annual retainer of $6,250, and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $6,250. Each Independent Director also receives $6,500 for attendance at each of five regularly scheduled meetings during the year or $1,000 for telephone attendance at a regularly scheduled or special meeting if the meeting is over an hour in duration, or $500 if the meeting is less than an hour in duration. These retainers and meeting fees are prorated among the Funds.

Independent Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board or a committee of the Board. Interested Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation or expense reimbursement from the Corporation. Directors do not receive any pension or retirement benefits as a result of their service as a Director of the Corporation.

The following table illustrates the compensation paid to the Independent Directors by the Corporation and the Fund Complex, which consists of TSI, TCW Metropolitan West Funds, TCW ETF Trust, TCW Private Asset Income Fund, and the Corporation, for the fiscal year ended October 31, 2025.

Name of Independent Director	Aggregate Compensation From TCW Funds, Inc.	Aggregate Compensation From Fund Complex(1)
Patrick C. Haden	$150,000	$433,750
Martin Luther King III	$125,000	$361,750
Peter McMillan	$131,250	$379,750
Victoria B. Rogers	$125,000	$361,750
Robert G. Rooney	$131,250	$379,750
Michael Swell	$125,000	$361,750
Andrew Tarica	$162,500	$469,750

(1)	As of October 31, 2025, the Fund Complex consisted of 35 registered investment companies.

At a meeting held on March 14, 2011, the Board of Directors approved a Deferred Compensation Plan for the Independent Directors, and at a meeting held on September 15, 2025, the Board approved an Amended Deferred Compensation Plan. The table below lists the total amount of deferred compensation (including interest) payable to the respective Independent Directors as of October 31, 2025.

Name of Independent Director	Aggregate Deferred Compensation From TCW Funds, Inc.
Patrick C. Haden	$0
Martin Luther King III	$0
Peter McMillan	$131,250
Victoria B. Rogers	$0
Robert G. Rooney	$0
Michael Swell	$125,000
Andrew Tarica	$162,500

Investment Advisory Agreement

The Advisor was organized in 1987 as a wholly owned subsidiary of TCW, a Nevada corporation. The Carlyle Group, LP, a global alternative asset manager organized under the laws of Delaware, may be deemed to be a control person of the Advisor by reason of its control of certain investment funds that indirectly hold a controlling interest in the voting stock of TCW. In addition, TCW management and employees as a group may be deemed to be a control person of the Advisor by reason of their collective ownership of equity in TCW. Nippon Life Insurance Company, a mutual insurance company organized under the laws of Japan, holds a non-controlling minority equity interest in TCW.

The Corporation, on behalf of the Funds, and the Advisor are parties to an Investment Management and Advisory Agreement (the “Advisory Agreement”). Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Corporation and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

As a global asset manager with personnel operating out of multiple offices worldwide, the Advisor may conduct operations through affiliates that are also subsidiaries of the Advisor’s parent company, The TCW Group, Inc., in other jurisdictions. Some of the services provided to the Funds under the Advisory Agreement may from time to time be conducted by, or in conjunction with, TCW Europe Limited (“TCW UK”). TCW UK’s investment personnel are subject to oversight by the Advisor, and must comply with all applicable policies and compliance rules of the Advisor, in addition to local rules and policies. Regardless of where services are conducted, the Advisor shall remain fully responsible to the Funds for all of the Advisor’s obligations hereunder and for all actions of TCW UK’s personnel to the same extent as the Advisor is liable for its own actions. There is no additional cost to the Funds for advisory services provided by personnel of TCW UK.

Under the Advisory Agreement, subject to the direction and supervision of the Board of Directors, each Fund retains the Advisor, among other things, to manage the investment of its assets, including to evaluate the pertinent economic, statistical, financial and other data and to formulate and implement its investment program; to place orders for the purchase and sale of its portfolio securities and other instruments and investments; and to administer its day-to-day operations.

The Advisory Agreement also provides that the Advisor will furnish to the Corporation office space at such places as may be agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments; keep those accounts and records of the Corporation and the Funds that are not maintained by the Funds’ transfer agent, custodian, accounting or sub-accounting agent; and arrange for officers or employees of the Advisor to serve, without compensation from the Corporation, as officers, Directors or employees of the Corporation if desired and reasonably required by the Corporation.

The Advisory Agreement was last approved by the Board of Directors, including the Independent Directors, on September 15, 2025.

For services performed under the Advisory Agreement, each Fund pays the Advisor a fee, payable monthly and calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund’s net asset value. The annual management fee (as a percentage of average net assets) for each Fund is as follows:

U.S. Equity Funds
TCW Concentrated Large Cap Growth Fund	[ ]	%
TCW Relative Value Large Cap Fund	[ ]	%

[Pursuant to an Expense Limitations letter agreement (the “Expense Limitation Agreement”), the Advisor has agreed that in the event the overall operating expenses of the ETF Class shares of a Fund listed below exceed the stated expense limit on an annualized basis, the Advisor shall reduce its advisory fee or reimburse the ETF Class of such Fund in respect of such ETF Class shares for the difference. Each expense limitation does not include any expenses attributable to interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any. This contractual expense limitation with respect to ETF Class shares of each Fund will continue to [   ], and before that date, the Advisor may not terminate this arrangement without prior approval of the Board of Directors.]

U.S. Equity Funds
TCW Concentrated Large Cap Growth Fund
ETF Class Shares	[ ]	%
TCW Relative Value Large Cap Fund
ETF Class Shares	[ ]	%

Any advisory fee reduced or withheld, or expense reimbursement paid, pursuant to the Expense Limitation Agreement will be reimbursed by the appropriate Fund to the Advisor in the first, second or third fiscal year after the fiscal year of the reduction or reimbursement. The Advisor may not receive reimbursement for previous reductions or reimbursements before payment of a Fund’s operating expenses for the current year, and cannot cause a Fund to exceed the expense limitation in effect for that Fund (i) at the time the fees and expenses would have been incurred or (ii) at the time the Advisor would recoup that reduction or reimbursement. In addition, any recoupment may not exceed any more restrictive limitation to which the Advisor has agreed.

In addition to the contractual expense limitations listed above that apply to certain Funds, the Advisor has agreed to reduce its investment advisory fee or to pay the operating expenses of each Fund to the extent necessary to limit the Fund’s operating expenses to an amount not to exceed the previous month’s expense ratio average for comparable funds as calculated by Lipper Inc. This expense limitation is voluntary and terminable by either the Advisor or the Board of Directors on six months’ prior notice. The voluntary limitation and the contractual fee waiver and/or expense reimbursement exclude interest, brokerage, extraordinary expenses, and acquired fund fees and expenses, if any.

The table below sets forth the investment advisory fee, exclusive of any expense reimbursement, paid by each Fund for the fiscal years ended October 31, 2025, 2024, and 2023:

Fund	Fiscal Year 2025	Fiscal Year 2024	Fiscal Year 2023
U.S. Equity Funds
TCW Concentrated Large Cap Growth Fund	$4,604,126	$4,267,001	$3,654,843
TCW Relative Value Large Cap Fund	2,760,905	1,509,642	694,306

Except for expenses specifically assumed by the Advisor under the Advisory Agreement, the Corporation bears all expenses of the Corporation and the Funds, including, without limitation, fees and expenses of the Independent Directors, broker commissions and other ordinary or extraordinary expenses incurred by the Corporation or the Funds in the course of their business.

The Advisory Agreement had an initial term of two years and continues thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on behalf of any one or more of the Funds without penalty at any time by the Corporation (by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund) or by the Advisor upon 60 days’ written notice to the other party. The Advisory Agreement terminates automatically in the event of its assignment.

At an in-person meeting held on September 15, 2025 the Board, including all the Independent Directors, re-approved the Advisory Agreement with respect to the Funds for an additional one-year term. A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for each Fund is contained in the Corporation’s Form N-CSR for the fiscal year ended October 31, 2025.

The Advisory Agreement also provides that none of the Advisor or any director, officer, agent or employee of the Advisor will be liable or responsible to the Corporation or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. Under the Advisory Agreement, the Advisor will also be indemnified by the Corporation as an agent of the Corporation in accordance with the terms of the Corporation’s Articles of Incorporation.

Portfolio Management

Other Accounts Managed

The following tables provide information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers are primarily responsible for the day-to-day portfolio management as of October 31, 2025.

Brandon Bond, CFA1

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	1	$459	0	$0
Other Pooled Investment Vehicles	3	$161	0	$0
Other Accounts	26	$7,927	0	$0

[1]	Effective December 31, 2026, Brandon Bond will retire as Co-Portfolio Manager for the TCW Concentrated Large Cap Growth Fund.

Iman Brivanlou, PhD

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	1	$310	0	$0
Other Pooled Investment Vehicles	8	$786	0	$0
Other Accounts	24	$3,052	2	$1,151

Bo Fifer, CFA

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	1	$459	0	$0
Other Pooled Investment Vehicles	10	$1,547	0	$0
Other Accounts	31	$8,821	0	$0

Brian McNamara

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	1	$459	0	$0
Other Pooled Investment Vehicles	3	$161	0	$0
Other Accounts	26	$7,927	0	$0

Matthew J. Spahn1

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies	1	$315	0	$0
Other Pooled Investment Vehicles	4	$711	0	$0
Other Accounts	20	$2,842	2	$1,160

[1]	Information for Matthew J. Spahn is provided as of December 18, 2025.

Portfolio Manager Compensation

The overall objective of the Advisor’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Bonus and equity incentives generally represent most of the portfolio managers’ compensation.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses are paid by the Advisor or an affiliate of the Advisor (collectively, the “TCW Advisors”). Also, pursuant to contractual arrangements, some portfolio managers may receive minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Securities

The following table sets forth the dollar range of securities of each Fund beneficially owned by each portfolio manager of such Fund as of October 31, 2025. Certain portfolio managers invest in their investment strategy through investment vehicles other than the Funds.

Dollar Range of Fund Shares Beneficially Owned
TCW Concentrated Large Cap Growth Fund
Brandon Bond, CFA[1]	Over $1,000,000
Brian McNamara	$500,001 - $1,000,000
Bo Fifer, CFA	$500,001 - $1,000,000
TCW Relative Value Large Cap Fund
Matthew J. Spahn	Over $1,000,000
Iman Brivanlou, PhD	$100,0001 - $500,000

[1]	Effective December 31, 2026, Brandon Bond will retire as Co-Portfolio Manager for the TCW Concentrated Large Cap Growth Fund.

Conflicts

The Advisor.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account, or where an account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to a Fund. When accounts managed by the Advisor (including a Fund) invest in different parts of an issuer’s capital structure (e.g., one account owns equity securities of an issuer while another account owns debt obligations of the same issuer), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer’s financing, investments or risks, among other issues, as related to the interests of the accounts. TCW has adopted policies and procedures reasonably designed to address these types of conflicts, and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Distribution of ETF Class Shares

[   ] (the “Distributor”), [   ], serves as the distributor of Creation Units for the ETF Class shares of the Funds on an agency basis.

The Corporation has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem ETF Class shares in Creation Units. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ETF Class shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing ETF Class shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of a Fund or which securities are to be purchased or sold by a Fund. [No compensation is payable by the Corporation to the Distributor for such distribution services. However, the Advisor has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Advisor to the Distributor do not represent an additional expense to the Corporation or its shareholders.]

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of ETF Class shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC Participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Directors who are not “interested persons” of the Corporation and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. [The Distribution Agreement is terminable without penalty by the Corporation on 60 days’ written notice when authorized either by majority vote of its outstanding voting ETF Class shares or by a vote of a majority of its Board (including a majority of the Independent Directors), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment.] The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Advisor or its affiliates, out of its own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), make payments to certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds’ ETF Class shares, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of ETF Class shares or the amount received by a shareholder as proceeds from the redemption of ETF Class shares. Such compensation is paid to certain Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Advisor periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, including from the Advisor and its affiliates, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

Rule 18f-3 Plan

Each Fund operates pursuant to a written plan required by Rule 18f-3(d) under the 1940 Act that addresses the Fund’s mutual fund class shares and ETF Class shares. Pursuant to exemptive relief granted by the SEC, each Fund complies with Rule 18f-3 under the 1940 Act, except that ETF Class shares and mutual fund class shares have certain different rights and obligations (see the “Multi-Class ETF Fund Structure” section of the Prospectus for more information). Pursuant to such exemptive relief, as required by Rule 18f-3 under the 1940 Act, before the first issuance of ETF Class shares, and before any material amendment of a written plan under Rule 18f-3 to include ETF Class shares, a majority of the Directors of a Fund, and a majority of the Independent Directors, are required to find that the plan is in the best interests of each mutual fund class and the ETF share class individually and of the Fund as a whole.

Rule 12b-1 Plan

The Board has approved, and each Fund has adopted, a distribution and service plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, with respect to ETF Class shares. Under the Distribution Plan, each Fund is authorized to pay distribution fees with respect to ETF Class shares to the Distributor and other firms that provide distribution and shareholder services (Service Providers). If a Service Provider provides such services, each Fund may pay fees with respect to ETF Class shares at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. No distribution or service fees are currently paid by either of the Funds with respect to ETF Class shares, however, and there are no current plans to impose these fees. Future payments may be made under the Distribution Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the applicable Fund(s).

[Other Shareholder Servicing Expenses Paid by the Funds

Each Fund is authorized to compensate each broker-dealer and other third-party intermediary up to [   ] percent ([   ] basis points) of the ETF Class assets serviced for that Fund by that intermediary for shareholder services. These services constitute sub-recordkeeping or similar services and sub-transfer agent or similar services and are similar in scope to services provided by the Fund’s transfer agent to a Fund. These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any supplemental amounts the Advisor pays out of its own resources and are in addition to the Fund’s payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board of Directors.]

Payments by the Advisor

As of the date of this Statement of Additional Information, neither the Advisor, nor its affiliates, made payments to any member firms of FINRA out of their revenues in connection with the sale and distribution of ETF Class shares or for services to a Fund with respect to ETF Class shares and its shareholders. Such payments would be in addition to any Distribution Plan amounts paid to such FINRA member firms and are discussed in detail in the Prospectus under the title “Payments by the Advisor; Distribution.”

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell ETF Class shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators.

Other Service Providers

Administrator

[[   ] serves as the administrator of the ETF Class shares of the Funds (in such capacity, the “Administrator”) pursuant to an Administration Agreement between the Corporation, on behalf of the Funds, and the Administrator (the “Administration Agreement”). [Under the Administration Agreement, the Administrator provides certain accounting and administrative services to the Corporation, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring each Fund’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Funds; and preparing the Corporation’s Form N-CEN. The Administrator receives a combined accounting, administration and custody (as custodian of the Corporation) fee based on the combined assets of the Corporation. The custodian receives a fee of [  ]% of the assets of the Corporation; the fund accountant receives a fee based on the assets of the Corporation as follows: [  ]%; and the Administrator receives a fee based on the assets of the Corporation as follows: [  ]%. For the fiscal years ended October 31, 2025, 2024, and 2023, the Administrator received custody, accounting and administration fees of $[   ] from the Corporation.]

Transfer Agent

[[   ], [   ], serves as transfer agent for the ETF Class shares of the Funds.]

Custodians

[[   ], [   ], serves as custodian for the ETF Class shares of the Funds. [   ], [   ] and [   ], [   ] act as limited custodians under the terms of certain repurchase and futures agreements.]

Independent Registered Public Accounting Firm

[   ], serves as the independent registered public accounting firm of the Funds. [   ] or its affiliates provide audit services and assurance, tax return review, and other tax consulting services and assistance, in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, 800 Boylston St, Boston, MA 02199, serves as counsel to the Corporation.

Securities Lending

[The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained [   ] to serve as the securities lending agent.]

For the fiscal year ended October 31, 2025, the Funds did not engage in securities lending.

Control Persons and Principal Holders of Securities

As of [   ], 2025, the Directors and officers of the Corporation, as a group, owned less than 1% of the outstanding shares of each class of the Funds.

The Corporation does not have information concerning the beneficial ownership of ETF Class shares of the Funds held in the names of DTC Participants.

Codes of Ethics

Advisor.

The Corporation and the Advisor are subject to a joint Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as amended, with respect to certain investment transactions by persons subject to the Code of Ethics to avoid any actual or potential conflict of interest or abuse of any fiduciary position. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be held by the Funds. [The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Corporation and the Advisor, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Corporation or the Advisor.]

Disclosure of Portfolio Information

On each business day, prior to the opening of regular trading on the primary listing exchange of a Fund’s ETF Class shares, each Fund discloses on its website [(https://tcw.com)] certain information relating to the portfolio holdings that will form the basis of such Fund’s next net asset value per share calculations.

In addition, certain information may also be made available to certain parties:

●	Communications of Data Files: The Funds may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on https://tcw.com prior to the opening of trading on each business day, a list of each Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to a Fund to settle purchases of ETF Class shares of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from a Fund to settle redemptions of ETF Class shares of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on https://tcw.com after the close of markets in the U.S.

●	Communications with Authorized Participants and Liquidity Providers: Certain employees of the Advisor are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation of ETF Class shares of the Funds, and securities that the Fund will provide on a redemption of ETF Class shares of the Funds.

The Advisor’s employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statements.

●	Communications with Listing Exchanges: From time to time, employees of the Advisor may discuss portfolio holdings information with the applicable primary listing exchange for the Fund’s ETF Class shares as needed to meet the exchange listing standards.

●	Communications with Other Portfolio Managers: Certain information may be provided to employees of the Advisor who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.

●	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to https://tcw.com.

●	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Directors and their counsel, outside counsel for the Fund, auditors, regulators, and certain third-party service providers (i.e., fund administrator, custodian, transfer agent, distributor, proxy voting service) and other entities for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statements and federal securities laws and regulations thereunder.

The Corporation’s Chief Compliance Officer or her delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Proxy Voting Guidelines

The Board of Directors has delegated the Corporation’s proxy voting authority to the Advisor.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent twelve-month period ended June 30 is available:

1.	without charge, upon request, by calling 800-FUND-TCW (800-386-3829);

2.	free of charge, on the Corporation’s website at www.TCW.com; or

3.	on the SEC’s website at http://www.sec.gov.

When the Corporation receives a request for its proxy voting record, it will send the information disclosed in the Corporation’s most recently filed report on Form N-PX via first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of the request. The Corporation also posts Form N-PX on its website as soon as is reasonably practicable after it is filed with the SEC.

The following is a summary of the proxy voting guidelines of the Advisor and the Subadvisor.

TCW INVESTMENT MANAGEMENT COMPANY LLC
SUMMARY OF GLOBAL PORTFOLIO PROXY VOTING POLICY

TCW, through certain subsidiaries and affiliates, acts as investment advisor for a variety of clients, including U.S.-registered investment companies. TCW has the right to vote proxies on behalf of its U.S. registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings.

Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.

While the Global Portfolio Proxy Voting Policy (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that each proposal is considered individually, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.

Engagement Philosophy

As we seek to deliver on our client’s financial objectives, engagement is an integral component of TCW’s research and investment process. Our data-informed engagement practices achieve several objectives. The information elicited from these practices not only helps improve our fundamental research but may also highlight best practices that can address critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.

Our approach to engagement encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams.

The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Engagement activities may help us in efforts to advance best practices in corporate governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.

Engagement is a dynamic and long-term process that evolves over multiple years. Our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in our assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients an overview of both the volume and depth of these engagements upon request. In 2024, TCW was named a signatory to the UK Stewardship Code. Our latest UK Stewardship Code report is public and available at the following link: https://media.frc.org.uk/documents/2024_UK_Stewardship_Report_FINAL.pdf.

Proxy Voting Procedures

TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.

Furthermore, TCW may receive ballots for some strategies for which the typical expression of our engagement and stewardship policies may not be possible. For instance, some strategies may only hold securities for a short period of time. For ballots received for securities held in these strategies, TCW may elect not to vote.

Proxy Committee

In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a Proxy Voting Committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee also works with TCW’s investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.

Proxy Voting Services

TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis or recommendations provided by the Outside Service on a case-by-case basis. TCW does not as a policy solely follow the assessments or recommendations provided by the proxy voting service but uses it to support its own determination and review on a case-by-case basis. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help inform a decision related to certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.

Subadvisor

Where TCW has retained the services of a Subadvisor to provide day-to-day portfolio management for the portfolio, TCW may delegate proxy voting authority to the Subadvisor; provided that the Subadvisor either (1) follows TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Subadvisor’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Subadvisor’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.

TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Policy for both international and domestic portfolios and clients, there are some differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, TCW will make every reasonable effort to vote such proxies.

For further information on the Corporation’s Global Proxy Voting Policy, including procedures and guidelines, please visit:

https://www.tcw.com/Global-Proxy-Voting-Policy.

Determination of Net Asset Value

As stated in the Prospectus, the net asset value per share (the “NAV”) of each Fund’s ETF Class shares will fluctuate and is determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”), on each day the NYSE is open for trading. If, for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Advisor, as the Valuation Designee, determined that a “fair value” adjustment is appropriate due to subsequent events. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may, however, close on days not included in that announcement. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures contracts close shortly after the time net asset value is calculated. Additionally, the daily net asset value may not reflect after hours trading that occurs. The determination of NAV for each Fund for a particular day is applicable to all orders for the purchase or redemption of Creation Units of ETF Class shares received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. A transaction will be priced based on NAV only for purchases or redemptions of Creation Units of ETF Class shares (an option available to Authorized Participants)[ or, if a Fund is then offering a conversion privilege, in connection with a shareholder’s conversion of such Fund’s Class I, Class I-3 or Class N shares into the Fund’s ETF Class shares. Such conversions, if the offered by a Fund, may be available only to Class I, Class I-3, or Class N shareholders who hold their mutual fund class shares through an intermediary that has entered into an agreement with the Corporation or its designated agent specifically providing for such exchanges.]

Fixed-income securities, including short term securities, for which market quotations are readily available, are valued at prices as provided by independent pricing vendors or quotations from broker-dealers. The Funds receive pricing information from independent pricing vendors approved by the Advisor as the Board of Directors’ Valuation Designee. The Funds may also use what they refer to as a “benchmark pricing system” to the extent vendors’ prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Advisor initially selects a proxy comprised of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., SOFR) and a multiplier, divisor or margin that the Advisor believes would together best reflect changes in the market value of the security. The Advisor adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month, the Advisor attempts to obtain from one or more dealers the prices for those benchmarked securities in order for the Advisor to review the effectiveness of the benchmark prices and to determine if any adjustment to the model is necessary. It is possible that the Advisor will be unable to obtain those broker quotes. Although the Advisor believes that benchmark pricing is the most reliable method for pricing securities not priced by pricing services, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security’s market price, as well as the choice of the appropriate benchmark, subject to review by the Advisor.

Fixed income securities can be complicated financial instruments. There are many methodologies (including computer based analytical modeling and “individual security evaluations”) available to generate approximations of their market value, and there is significant professional disagreement about which is best. No evaluation method may consistently generate approximations that correspond to actual “traded” prices of the instruments. Evaluations may not reflect the transaction price at which an investment can be purchased or sold in the market.

Equity securities, including depositary receipts, are valued at the last reported sale price as reported by the stock exchange or pricing service. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. Options on equity securities are valued at the average of the latest bid and ask prices as reported by the stock exchange or pricing service. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued.

Trading in securities listed on foreign securities exchanges is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all NYSE business days and may occur on days on which the NYSE is not open. [The Advisor values the foreign equity securities (exclusive of certain Latin American and Canadian equity securities) using a fair valuation methodology which is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that had been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and is not dependent on certain thresholds or triggers.]

Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Advisor under the general oversight of the Board of Directors. The guidelines established by the Advisor with respect to fair valuation generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The benchmark pricing system described above also is regarded as a type of fair value pricing. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Valuing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more securities could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund and the Fund holds securities priced at fair value, valuing a security at a fair value may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How to Buy and Sell ETF Class Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the ETF Class shares. ETF Class shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for ETF Class shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of ETF Class shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Class shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of ETF Class shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Corporation and DTC, DTC is required to make available to the Corporation upon request and for a fee to be charged to the Corporation a listing of the ETF Class shares holdings of each DTC Participant. The Corporation shall inquire of each such DTC Participant as to the number of Beneficial Owners holding ETF Class shares, directly or indirectly, through such DTC Participant. The Corporation shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Corporation shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

ETF Class shares distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all ETF Class shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Class shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Corporation has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such ETF Class shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the ETF Class shares at any time by giving reasonable notice to the Corporation and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Corporation shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Class shares, unless the Corporation makes other arrangements with respect thereto satisfactory to the [   ].

Creation and Redemption of Creation Units

General

[Except in connection with a shareholder’s conversion of Class I, Class I-3 or Class N shares of a Fund into the Fund’s ETF Class shares, if such Fund is then offering a conversion privilege, ]the Funds will issue and sell ETF Class shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to each Fund’s ETF Class shares is any day on which the [   ] is open for business. As of the date of the Prospectus, the [   ] observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Distribution of Shares

In connection with its launch, ETF Class shares of a Fund may be seeded through the sale of one or more Creation Units to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants or a lead market maker, other third party investor or an affiliate of the Fund or the Advisor purchasing from an Authorized Participant. Each such initial investor and any other affiliate of a Fund or the Advisor may sell some or all of the ETF Class shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which ETF Class shares have been registered to permit the resale from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these ETF Class shares. Selling Shareholders may sell ETF Class shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the ETF Class shares may be listed or quoted at the time of sale, through trading systems, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the ETF Class shares held in Creation Unit size by them through an Authorized Participant. Any Selling Shareholder and any broker-dealer or agents participating in the distribution of ETF Class shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to any applicable provisions of the Exchange Act and the rules and regulations thereunder.

Fund Deposit

The consideration for purchase of a Creation Unit of a Fund’s ETF Class shares generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Corporation reserves the right, in its sole discretion, to permit or require the substitution of Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund’s ETF Class shares. The “Cash Component” is an amount equal to the difference between the NAV of ETF Class shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Funds, through NSCC, make available on each Business Day, prior to the opening of business on the [   ] (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund’s ETF Class shares. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund’s ETF Class shares until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Funds changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the Fund.

The Corporation reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of a Fund Deposit from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the transfer agent to purchase a Creation Unit of a Fund’s ETF Class shares, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Corporation, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

[Except in connection with a shareholder’s conversion of Class I, Class I-3 or Class N shares of a Fund into the Fund’s ETF Class shares, if such Fund is then offering a conversion privilege, ]all orders to purchase ETF Class shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase ETF Class shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the [   ] closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the transfer agent will notify the custodian of such order. The custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the transfer agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Corporation or its agents. With respect to foreign Deposit Securities, the custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Corporation. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Corporation) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Corporation, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the transfer agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Corporation of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the required Deposit Securities (or Deposit Cash, as applicable) have been delivered to the account of the relevant sub-custodian or sub-custodians, the transfer agent and the Advisor shall be notified of such delivery, and the Corporation will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the transfer agent. The Authorized Participant shall be liable to a Fund for losses, if any, resulting from unsettled orders.

Creation Units may, in the Corporation's sole discretion, be purchased in advance of receipt by the Corporation of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of ETF Class shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Corporation) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Corporation, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Corporation in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Corporation to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Corporation for the costs incurred by the Corporation in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the transfer agent plus the brokerage and related transaction costs associated with such purchases.

The Corporation will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian or purchased by the Corporation and deposited into the Corporation. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Corporation reserves the right to reject an order for Creation Units transmitted to it by the transfer agent with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the custodian; (c) the investor(s), upon obtaining ETF Class shares ordered, would own 80% or more of the currently outstanding ETF Class shares; (d) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Corporation, be unlawful; or (f) in the event that circumstances outside the control of the Corporation, the custodian, the transfer agent and/or the Advisor make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Corporation, the Distributor, the custodian, a sub-custodian, the transfer agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The transfer agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Corporation, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Corporation, the transfer agent, the custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Corporation, and the Corporation’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The current standard fixed creation transaction fee for each Fund, which is the same for each creation transaction regardless of the number of Creation Units created in the transaction, is set forth in the table below.

TCW Concentrated Large Cap Growth ETF	$	[ ]
TCW Relative Value Large Cap ETF	$	[ ]

The Funds may adjust the standard fixed creation transaction fee from time to time. The standard fixed creation fee may be reduced or waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee, payable to each Fund, of up to a maximum of [   ]% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional cost (e.g., brokerage, taxes) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Corporation to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because ETF Class shares may be issued on an ongoing basis, a “distribution” of ETF Class shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent ETF Class shares, and sells those ETF Class shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new ETF Class shares with an active selling effort involving solicitation of secondary-market demand for ETF Class shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Class shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemptions

ETF Class shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the transfer agent and only on a Business Day. Except upon liquidation of a Fund, the Corporation will not redeem ETF Class shares in amounts less than Creation Units. Investors must accumulate enough ETF Class shares in the secondary market to constitute a Creation Unit to have such ETF Class shares redeemed by the Corporation. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of ETF Class shares to constitute a redeemable Creation Unit.

With respect to the Funds, the custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and ETF Class share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Corporation. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of ETF Class shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of ETF Class shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Corporation’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The current standard fixed redemption transaction fee for the Funds, which is the same for each redemption transaction regardless of the number of Creation Units redeemed in the transaction, is set forth in the table below.

TCW Concentrated Large Cap Growth ETF	$	[ ]
TCW Relative Value Large Cap ETF	$	[ ]

The Funds may adjust the standard fixed redemption transaction fee from time to time. The standard fixed redemption fee may be reduced or waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to a maximum of [   ]% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Corporation to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the transfer agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the transfer agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Corporation is received by the transfer agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the transfer agent does not receive the investor’s ETF Class shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Corporation, to the transfer agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the ETF Class shares to the transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to the transfer agent, on behalf of the respective Fund, at or prior to the time specified by the Fund or the custodian on the Business Day after the date of submission of such redemption request, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing ETF Class shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash USD having a value (marked to market daily) of at least 105% of the value of the missing ETF Class shares, which the Corporation may change from time to time (and at its own discretion). Such collateral must be delivered no later than the time specified by the Fund or the custodian on the Business Day after the date of submission of such redemption request or the day prior to settlement of the redemption order, whichever is earliest. The fees of the custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Corporation may use such collateral at any time to purchase the missing ETF Class shares, and will subject the Authorized Participant to liability for any shortfall between the cost of the Corporation acquiring such shares and the value of the collateral, which may be sold by the Corporation at such time, and in such manner, as the Corporation may determine in its sole discretion.

Additional Redemption Procedures

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Corporation may in its discretion exercise its option to redeem such ETF Class shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its ETF Class shares based on the NAV of ETF Class shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Corporation’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of ETF Class shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Corporation could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of ETF Class shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Corporation to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of ETF Class shares or determination of the NAV of ETF Class shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Corporation from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Funds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Custom Baskets

Creation and Redemption baskets may differ and the Funds may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Funds have adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Advisor who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Advisor has established a governance process to oversee basket compliance for the Funds, as set forth in the Funds’ policies and procedures.

[Conversions

[If a Fund is then offering a conversion privilege, a shareholder holding Class I, Class I-3 or Class N shares of a Fund may convert those shares to ETF Class shares issued by the same Fund only if such shareholder holds their mutual fund class shares through an intermediary that has entered into an agreement with the Corporation or its designated agent specifically providing for such conversions. Shareholders should contact their financial intermediary to determine the eligibility of their account for such a conversion. ETF Class shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to Class I, Class I-3 or Class N shares of the Fund or exchanged for ETF Class shares of another Fund.

In contrast to the Class I, Class I-3 and Class N shares, however, ETF Class shares must be held in a brokerage account. Accordingly, shareholders that hold Class I, Class I-3 or Class N Class shares in an account directly with a Fund through its transfer agent, or in a brokerage account that only allows the shareholder to hold mutual fund class shares, will need to independently designate an eligible brokerage account for holding the ETF Class shares prior to a conversion.

Shareholders that hold Class I, Class I-3 or Class N shares in a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Class shares and should check with their plan sponsor or recordkeeper regarding eligibility.

A conversion from Class I, Class I-3 or Class N shares to ETF Class shares of a Fund will be processed at the relative NAVs of the respective share classes at the time of conversion. Since DTC (or its nominee) serves as the record owner of, and holds legal title to, the ETF Class shares of a Fund and does not support the distribution and transfer of fractional shares, a shareholder will likely be unable to convert all of their Class I, Class I-3 and Class N shares into ETF Class shares. If there are any remaining shares in Class I, Class I-3 or Class N after a conversion, either the Fund or the intermediary may liquidate those remaining full or fractional shares and deliver the proceeds to the shareholder directly or through the shareholder’s financial intermediary. Such liquidation generally will be a taxable event for shareholders who hold Class I, Class I-3 or Class N shares in a taxable account.

Shareholders should contact their financial intermediary to determine whether a conversion or the redemption of fractional shares may be subject to fees and expenses. The Funds do not impose a transaction fee on conversions but reserve the right to change such policy or to limit, temporarily suspend, or terminate the conversion privilege in the future.

Investors owning Class I, Class I-3 or Class N shares in an account directly with a Fund through its transfer agent should first contact the Fund’s transfer agent at [   ] to notify the transfer agent of the proposed conversion and then send a letter of instruction to the transfer agent by an approved method. Shareholders that invest in a Fund through a financial intermediary should contact their financial intermediary for information regarding conversions. The length of the conversion process will depend on a shareholder’s financial intermediary, but may take several days from the date of the request. Shareholders will remain fully invested in their Class I, Class I-3 or Class N shares until the conversion process is complete.

A blackout period for conversions into ETF Class shares may be imposed by a Fund around the dates the Fund declares dividends. This may be necessary to accommodate the operational requirements of certain financial intermediaries.]

Distributions and Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund and its ETF Class shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund and its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its ETF Class shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

Each of the Funds has elected and intends to qualify each year to be treated as a regulated investment company or “RIC” under Subchapter M of the Code. A Fund that qualifies as a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income, if any, earned each year (the “Distribution Requirement”), will not be liable for U.S. federal income taxes on the portion of its investment company taxable income and its net realized long-term capital gains that are distributed to its shareholders. As described below, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to U.S. corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement (unless certain cure provisions apply).

Under the Code, to qualify as a regulated investment company, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and (b) diversify its holdings so that at the end of each quarter of each taxable year, (i) at least 50% of the Fund’s total assets consists of cash or cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with investments in such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships (the “Diversification Requirement”).

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if certain other actions are taken following the identification of the failure. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a corporate-level U.S. federal income tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of requalifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s investment company taxable income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Under the Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that calendar year and at least 98.2% of the amount of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their ETF Class shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the Qualifying Income Requirement, although regulations may require that such gains are directly related to the Fund’s principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the Diversification Requirement. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Taxation of Shareholders – Distributions

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional ETF Class shares.

A Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at reduced rates.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from certain domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or another underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such RIC or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. Further, recent tax legislation permits a direct REIT shareholder to claim a 20% qualified business income deduction for certain ordinary REIT dividends received by the shareholder. A Fund is generally permitted to pass through this special treatment to its shareholders when paying the dividends attributable to such income, subject to certain restrictions and requirements.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet holding period and other requirements with respect to the ETF Class shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Dividends received by a Fund from an ETF or another underlying fund taxable as a RIC or a REIT are eligible for a dividends-received deduction when distributed to Fund shareholders generally only to the extent so reported by such RIC or REIT. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their ETF Class shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their ETF Class shares, and, if they borrow to acquire or otherwise incur debt attributable to ETF Class shares, they may be denied a portion of the dividends-received deduction with respect to those ETF Class shares.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their ETF Class shares. Distributions may be subject to state and local taxes.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of ETF Class shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held ETF Class shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when ETF Class shares on which the distribution was received are sold. After a shareholder’s basis in ETF Class shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares

A sale [or exchange] of ETF Class shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of ETF Class shares will be treated as long-term capital gain or loss if ETF Class shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of ETF Class shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of ETF Class shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of ETF Class shares may be disallowed if substantially identical ETF Class shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired ETF Class shares will be adjusted to reflect the disallowed loss.

The cost basis of ETF Class shares acquired by purchase will generally be based on the amount paid for ETF Class shares and may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of ETF Class shares generally determines the amount of the capital gain or loss realized on the sale [or exchange] of ETF Class shares. Contact the broker through whom you purchased your ETF Class shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Tax Treatment of Portfolio Transactions

As a general rule, a Fund’s gain or loss on a sale [or exchange] of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder’s gain or loss on a sale of ETF Class shares will be a long-term capital gain or loss if the shareholder has held his or her ETF Class shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her ETF Class shares for one year or less.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

Certain Investments in REITS. The Funds may invest in equity securities of REITs qualifying as such under Subchapter M of the Code. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not constitute qualified dividend income. Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. Each Fund intends to include the gross dividends received from such REITs, if any, in its distributions to shareholders, and accordingly, a portion of that Fund’s distributions may also be designated as a return of capital.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV.

Qualified REIT Dividends. Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Mortgage-Related Securities. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a taxable mortgage pool (“TMP”) (referred to in the Code as an excess inclusion) will be subject to U.S. federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

Foreign Taxation. A Fund may be subject to taxes in foreign countries in which each invests. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against U.S. federal income tax (but not both).

PFIC Investments. The Funds may make certain investments in entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. If a Fund acquires shares in a PFIC, the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from any such excess distributions or gains. If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to the Fund. Alternatively, a Fund may can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in the Fund’s income. Under either election, the Fund may be required to recognize in a year income in excess of its distributions from PFICs and the Fund’s proceeds from dispositions of PFIC stock during that year, and the Fund must distribute such income to satisfy the distribution requirements.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by the Funds are not immediately included in the income of the Funds. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Funds as well as listed non-equity options written or purchased by the Funds on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the Funds’ transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Funds are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Funds, defer losses to the Funds, and cause adjustments in the holding periods of the Funds’ securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Funds have made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain their qualification as RICs and avoid corporate-level tax.

Certain of the Funds’ investments in derivatives and foreign currency-denominated instruments, and the Funds’ transactions in foreign currencies and hedging activities, may produce a difference between their book income and their taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the ETF Class shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Lending. While securities are loaned out by the Funds, the Funds generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders.

[Tax Equalization. In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect a Fund’s total return. Since there are some unresolved technical tax issues relating to use of equalization by a Fund, there can be no assurance that the IRS will agree with the Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.]

Tax Shelter Reporting

If an ETC Class shareholder recognizes a loss with respect to a Fund’s ETF Class shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding

Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any ETF Class shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders

Dividends of the Fund’s investment company taxable income to non-U.S. shareholders will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-U.S. shareholders should consult their own tax advisors. If the Fund’s distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund generally will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

In addition, with respect to certain distributions made by a Fund to non-U.S. shareholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to the shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, a Fund may designate all, some or none of its potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of its distributions, may be ineligible for this potential exemption from withholding. Moreover, in the case of shares of a Fund held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund designates a payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of a Fund’s dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by the Fund.

Actual or deemed distributions of a Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Fund’s shares, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If a Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of Fund shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the ETF Class shares may not be appropriate for such a non-U.S. shareholder.

Each Fund is required to withhold U.S. tax (currently at a 30% rate) on payments of taxable dividends and potentially certain other distributions made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements under the Foreign Account Tax Compliance Act (known as FATCA), which is designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholdings are required.

For non-U.S. shareholders to qualify for an exemption from backup withholding, described above, the non-U.S. shareholder must comply with special certification and filing requirements. Non-U.S. shareholders in a Fund should consult their tax advisors in this regard. Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the ETF Class shares.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their UBTI. Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) the Fund invests in residual interests of REMICs, (ii) the Fund invests in a REIT that is a TMP or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) ETF Class shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if ETF Class shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those set forth above.

The Funds have the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of an ETF Class or Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Funds also have the right to require the provision of information necessary to determine beneficial ownership of ETF Class shares for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding ETF Class shares, the purchaser (or group of purchasers) will generally not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

Shares and Voting Rights

Each Fund offers four classes of shares: Class I shares, Class I-3 shares, Class N shares, and ETF Class shares. Class I and Class I-3 shares are offered at the current net asset value. Class N shares are also offered at the current net asset value but will be subject to distribution or service fees imposed under the Distribution Plan. ETF Class shares are offered at the current net asset value only in Creation Units (individual ETF Class shares of a Fund may only be bought and sold in the secondary market through a broker-dealer at market prices rather than at net asset value). Shares of each class of a Fund represent an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution or service fees imposed under the Distribution Plan and that, unlike Class I, Class I-3 and Class N shares, ETF Class shares of the Funds are exchange traded, not individually redeemable, and do not have conversion rights. Further, due to the structural and operational differences of mutual funds and ETFs, the declaration and payment dates of dividends, and the ability to automatically reinvest such dividends, differ between Class I, Class I-3 and Class N shares and ETF Class shares, as described in the Prospectus. All shares issued are fully paid and nonassessable and have no preemptive or conversion rights. Each share has one vote, and fractional shares, if any, have fractional votes. As a Maryland corporation, the Corporation is not required to hold an annual shareholder meeting. Shareholder approval will be sought only for certain changes in the operation of the Funds, including for the election of Directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a shareholder meeting. A special meeting of the shareholders will be called to elect or remove Directors if requested by the holders of ten percent of the Corporation’s outstanding shares. All shareholders of the Corporation will vote together as a single class on all matters affecting the Corporation, including the election or removal of Directors. For matters where the interests of one or more Funds or classes are affected, only such affected Fund(s) or class(es) will be entitled to vote on such matter. Voting is not cumulative.

Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Corporation will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Corporation elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Corporation will either mail the material as requested or submit the material to the SEC for a determination that the mailing of the material would be inappropriate.

Financial Statements

The audited financial statements, financial highlights, and notes thereto of the Class I, Class I-3 and Class N shares of the Funds for the period ended October 31, 2025, including the reports of the independent registered public accounting firm on those financial statements and financial highlights, appearing in the Corporation’s Annual Financial Statements as filed with the SEC on Form N-CSR (the “2025 Annual Financial Statements”), are incorporated by reference and made a part of this SAI. No other parts of the 2025 Annual Financial Statements are incorporated by reference herein. No other parts of the 2025 Semi-Annual Financial Statements are incorporated by reference herein. Copies of the Corporation’s Annual and Semi-Annual Financial Statements may be obtained at no charge by writing to TCW Funds, Inc., Attention: Investor Relations Department, 515 South Flower Street, Los Angeles, California 90071 or by calling the Investor Relations Department at 800 FUND TCW (800 386 3829).

Appendix A -
Description of S&P, Moody’s and Fitch Credit Ratings

S&P’s Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Long-Term Issue Credit Ratings*

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*	Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s Long-Term Issue Credit Ratings*

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk.

CC	Very high levels of credit risk.

C

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

	a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

	b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

	c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

	d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

	a.	the selective payment default on a specific class or currency of debt;

	b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

	c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

	d.	ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

*	Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to the ‘AAA’ rating and ratings below the ‘CCC’ category.

S&P’s Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Short-Term Issue Credit Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issue Credit Ratings

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Articles of Amendment and Restatement dated February 23, 2016 are incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(2)	Articles Supplementary dated June 20, 2017 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 102 as filed with the SEC via EDGAR on August 25, 2017.

(3)	Articles of Amendment dated August 16, 2017 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 102 as filed with the SEC via EDGAR on August 25, 2017.

(4)	Articles Supplementary dated February 20, 2020 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(5)	Articles Supplementary dated March 27, 2024 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 119 as filed with the SEC via EDGAR on February 28, 2025.

(6)	Articles Supplementary dated September 10, 2024 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 119 as filed with the SEC via EDGAR on February 28, 2025.

(7)	Articles Supplementary dated December 18, 2024 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 119 as filed with the SEC via EDGAR on February 28, 2025.

(8)	Articles Supplementary dated August 20, 2025 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 121 as filed with the SEC via EDGAR on August 25, 2025.

(9)	Articles of Amendment dated August 20, 2025, effective as of August 21, 2025, to the Articled of Incorporation are incorporated by reference to Post-Effective Amendment No. 121 as filed with the SEC via EDGAR on August 25, 2025.

(b)	Amended and Restated By-Laws dated December 14, 2015 are incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC via EDGAR on February 28, 2013.

(2)	Amendment No. 1 dated February 6, 2013 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC via EDGAR on February 28, 2013.

(3)	Amendment No. 2 dated June 26, 2013 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on June 26, 2013.

(4)	Amendment No. 3 dated November 24, 2014 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 87 as filed with the SEC via EDGAR on November 21, 2014.

(5)	Amendment No. 4 dated June 23, 2015 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 92 as filed with the SEC via EDGAR on June 23, 2015.

(6)	Amendment No. 5 dated January 26, 2016 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 95 as filed with the SEC via EDGAR on January 22, 2016.

(7)	Amendment No. 6 dated September 26, 2016 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 99 as filed with the SEC via EDGAR on February 27, 2017.

(8)	Amendment No. 7 dated August 25, 2017 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 102 as filed with the SEC via EDGAR on August 25, 2017.

(9)	Amendment No. 8 dated February 28, 2018 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 104 as filed with the SEC via EDGAR on February 27, 2018.

(10)	Amendment No. 9 dated January 1, 2019 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 106 as filed with the SEC via EDGAR on February 27, 2019.

(11)	Amendment No. 10 dated February 28, 2020 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(12)	Amendment No. 11 dated July 10, 2024 to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 are incorporated by reference to Post-Effective Amendment No. 119 as filed with the SEC via EDGAR on February 28, 2025.

(13)	Amendment No. 12 effective as of February 10, 2025, to Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(14)	Sub-Advisory Agreement dated February 11, 2025 between TCW Investment Management Company LLC and White Oak Capital Partners Pte. Ltd, on behalf of the TCW White Oak Emerging Markets Equity Fund is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(e)	(1)	Amended and Restated Distribution Agreement between the Registrant and TCW Funds Distributor is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

	(2)	Form of Dealer Agreement between the Registrant and TCW Funds Distributor is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(f)	Not applicable.

(g)	(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

		(a)	Amendment dated July 1, 2010 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

		(b)	Amendment dated June 28, 2013 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

		(c)	Amendment dated July 1, 2015 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

		(d)	Notice dated May 3, 2016 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 99 as filed with the SEC via EDGAR on February 27, 2017.

		(e)	Amendment dated July 1, 2018 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

		(f)	Amendment dated July 1, 2020 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 111 as filed with the SEC via EDGAR on February 26, 2021.

		(g)	Amendment dated November 21, 2022, effective as of October 1, 2022, to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 113 as filed with the SEC on February 28, 2023.

		(h)	Amendment dated July 10, 2024 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company are incorporated by reference to Post-Effective Amendment No. 119 as filed with the SEC via EDGAR on February 28, 2025.

(i)	Amendment effective as of January 15, 2025 to the Custodian Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(2)	Delegation Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(h)	(1)	Amended and Restated Transfer Agent Servicing Agreement dated February 15, 2022 between the Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services is incorporated by reference to Post-Effective Amendment No. 112 as filed with the SEC via EDGAR on February 28, 2022.

(a)	Second Amendment dated February 19, 2025 to the Amended and Restated Transfer Agent Servicing Agreement dated February 15, 2022 between the Registrant and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services is incorporated by reference to Post-Effective Amendment No. 119 as filed with the SEC via EDGAR on February 28, 2025.

(2)	Transfer Agency and Service Agreement effective as of July 15, 2024 between the Registrant, on behalf of the TCW Central Cash Fund, and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement under the Investment Company Act of 1940 as filed with the SEC via EDGAR on July 10, 2024.

(3)	Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(a)	Amendment dated September 25, 2012 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(b)	Amendment dated June 28, 2013 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(c)	Amendment dated July 1, 2015 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(d)	Amendment dated December 28, 2017 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 104 as filed with the SEC via EDGAR on February 27, 2018.

(e)	Amendment dated July 1, 2018 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 106 as filed with the SEC via EDGAR on February 27, 2019.

(f)	Amendment dated July 1, 2020 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 111 as filed with the SEC via EDGAR on February 26, 2021.

(g)	Amendment dated November 21, 2022, effective as of October 1, 2022, to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 113 as filed with the SEC via EDGAR on February 28, 2023.

(h)	Amendment dated July 10, 2024 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company are incorporated by reference to Post-Effective Amendment No. 119 as filed with the SEC via EDGAR on February 28, 2025.

(i)	Amendment effective as of January 15, 2025 to the Administration Agreement dated June 29, 2007 between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(4)	Securities Lending Agency Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(a)	Amendment No. 1 dated December 1, 2001 to the Securities Lending Agency Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(b)	Amendment No. 2 dated July 1, 2007 to the Securities Lending Agency Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(5)	Form of Indemnification Agreement between the Registrant and the Registrant’s Directors is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on June 26, 2013.

(6)	Expense Limitation Agreement dated February 18, 2025 for TCW White Oak Emerging Markets Equity Fund is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(7)	Expense Limitation Agreement dated February 28, 2025 for TCW Concentrated Large Cap Growth Fund, TCW Global Real Estate Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW Securitized Bond Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, and TCW Conservative Allocation Growth Fund is incorporated by reference to Post-Effective Amendment No. 119 as filed with the SEC via EDGAR on February 28, 2025.

(8)	Fund of Funds Investment Agreement dated December 21, 2021 between the Registrant and Fidelity Rutland Square Trust II is incorporated by reference to Post-Effective Amendment No. 112 as filed with the SEC via EDGAR on February 28, 2022.

(9)	Fund of Funds Investment Agreement dated September 13, 2022 between the Registrant on behalf of itself and the TCW Emerging Markets Income Fund and BNY Mellon Investment Funds II, Inc. on behalf of itself and the BNY Mellon Yield Enhancement Strategy Fund is incorporated by reference to Post-Effective Amendment No. 113 as filed with the SEC on February 28, 2023.

(10)	Fund of Funds Investment Agreement dated November 13, 2024 between the Registrant on behalf of itself and TCW Conservative Allocation Fund and Vanguard Funds on behalf of itself and Vanguard Commodity Strategy Fund are incorporated by reference to Post-Effective Amendment No. 119 as filed with the SEC via EDGAR on February 28, 2025.

(i)	Consent of Counsel from Venable LLP – to be filed by amendment.

(j)	Consent of independent registered accounting firm – to be filed by amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)	Registrant’s Class A Shares (k/n/a Class N Shares) Distribution Plan is incorporated by reference to Post-Effective Amendment No. 97 as filed with the SEC via EDGAR on February 25, 2016.

(n)	(1)	Plan Pursuant to Rule 18f-3 dated February 28, 2020 is incorporated by reference to Post-Effective Amendment No. 109 as filed with the SEC via EDGAR on February 27, 2020.

(2)	Amended Exhibit A to Plan Pursuant to Rule 18f-3 effective as of February 18, 2025 is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(o)	Not applicable.

(p)	(1)	Code of Ethics dated December 9, 2024 is incorporated by reference to Post-Effective Amendment No. 119 as filed with the SEC via EDGAR on February 28, 2025.

(2)	Code of Ethics of White Oak Capital Partners Pte. Ltd. is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(q)	(1)	Power of Attorney for Patrick C. Haden is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(2)	Power of Attorney for Martin Luther King III is incorporated by reference to Post-Effective Amendment No. 114 as filed with the SEC via EDGAR on February 28, 2024.

(3)	Power of Attorney for Peter McMillan is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(4)	Power of Attorney for Victoria B. Rogers is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(5)	Power of Attorney for Robert G. Rooney is incorporated by reference to Post-Effective Amendment No. 114 as filed with the SEC via EDGAR on February 28, 2024.

(6)	Power of Attorney for Michael Swell is incorporated by reference to Post-Effective Amendment No. 114 as filed with the SEC via EDGAR on February 28, 2024.

(7)	Power of Attorney for Andrew Tarica is incorporated by reference to Post-Effective Amendment No. 118 as filed with the SEC via EDGAR on February 14, 2025.

(8)	Power of Attorney for David Vick is incorporated by reference to Post-Effective Amendment No. 122 as filed with the SEC via EDGAR on February 27, 2026.

Item 29.	Persons Controlled by or Under Common Control with the Fund

TCW Investment Management Company LLC (the “Advisor”) is a 100% owned subsidiary of The TCW Group, Inc., a Nevada corporation (“TCW”). The Carlyle Group, LP, a global alternative asset manager organized under the laws of Delaware, may be deemed to be a control person of the Advisor by reason of its control of certain investment funds that indirectly control approximately 34% of the voting interests in TCW. In addition, TCW management and employees as a group may be deemed to be a control person of the Advisor by reason of their collective indirect control of approximately 39% of the voting interests in TCW. Nippon Life Insurance Company, a mutual insurance company organized under the laws of Japan, indirectly holds a non-controlling minority interest in TCW. Other investment adviser and broker-dealer entities under common control with the Advisor as subsidiaries of The TCW Group, Inc. include: TCW Funds Distributors (a California entity and a registered-broker-dealer), TCW Asset Management Company LLC (a Delaware limited liability company and a registered investment adviser), and Metropolitan West Asset Management LLC (a California limited liability company and a registered investment adviser). Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds. In addition to the Registrant, the Advisor, or an affiliate of the Advisor, also serves as the investment adviser to the following funds, each of which is under common control with the Registrant: TCW Strategic Income Fund, Inc., a closed-end investment management company incorporated in Maryland; TCW Metropolitan West Funds, a Delaware statutory trust; TCW ETF Trust, a Delaware statutory trust; TCW Direct Lending LLC, a Delaware limited liability company; and TCW Funds, a Luxembourg société d’investissement à capital variable; as well as various other privately-offered pooled investment vehicles.

Item 30.	Indemnification

Under Article Eighth, Section (9) of the Registrant’s Articles of Incorporation, directors and officers of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940, as amended (the “1940 Act”). Such indemnification rights are also limited by Article 9.01 of the Registrant’s Bylaws. The Registrant has also entered into Indemnification Agreements with each of its directors which provide that the Registrant shall advance expenses and indemnify and hold harmless each director in certain circumstances against any expenses incurred by a director in any proceeding arising out of or in connection with the director’s service to the Registrant, to the maximum extent permitted by the Registrant’s Articles of Incorporation, Bylaws, the Maryland General Corporation Law, the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

In addition to the Registrant, the Advisor serves as investment adviser or sub-adviser to a number of open-end and closed-end management investment companies that are registered under the 1940 Act, foreign investment companies, and private funds. The information required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor and each officer, director or partner of the Advisor during the last two fiscal years is incorporated by reference to Schedules A and D of Form ADV (SEC File No. 801-29075) filed by the Advisor pursuant to the Investment Advisers Act of 1940, as amended.

White Oak serves as sub-adviser to the TCW White Oak Emerging Markets Equity Fund. White Oak is primarily engaged in the investment management business. The information required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature engaged in by White Oak and each officer, director or partner of White Oak during the last two fiscal years is incorporated by reference to Schedules A and D of Form ADV (SEC File No. 801-129429) filed by White Oak pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriters

[to be updated by amendment]

Item 33.	Location of Accounts and Records

Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the physical possession of:

TCW Funds, Inc.

515 South Flower Street

Los Angeles, CA 90071

or

Ashoka WhiteOak Capital Pte. Ltd.

3 Church Street #22-04

Samsung Hub, Singapore 049483

Rule	Location of Required Records
31a-l(b)(2)(c)	N/A

31a-l(b)(2)(d)	State Street Bank & Trust Company One Congress Street Boston, MA 02114

31a-l(b)(4)-(6)	TCW Investment Management Company LLC 515 South Flower Street Los Angeles, CA 90071

31a-1(b)(9)-(11)	TCW Investment Management Company LLC 515 South Flower Street Los Angeles, CA 90071

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California on the 2nd day of March, 2026.

TCW FUNDS, INC.

By:	/s/ Peter Davidson
Peter Davidson Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 123 to the Registrant’s registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

*	Trustee	March 2, 2026
Andrew Tarica

/s/ Richard Villa	Trustee, President, Principal Executive Officer, Chief Financial Officer and Treasurer	March 2, 2026
Richard Villa	(Principal Financial Officer)

*	Trustee	March 2, 2026
Martin Luther King III

*	Trustee	March 2, 2026
Michael Swell

*	Trustee	March 2, 2026
Patrick C. Haden

*	Trustee	March 2, 2026
David Vick

*	Trustee	March 2, 2026
Peter McMillan

*	Trustee	March 2, 2026
Robert G. Rooney

*	Trustee	March 2, 2026
Victoria B. Rogers

*By:	/s/ Peter Davidson
Peter Davidson Attorney-in-Fact